SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     _______________________________________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 13, 1999
                                                        -----------------

                               NTL (TRIANGLE) LLC
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-24792                     13-4086747
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation                   File Number)              Identification No.)



110 East 59th Street, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     The registrant hereby amends its Current Report on Form 8-K dated December 28, 1999 by filing financial statements of the acquired business, Cablelink Limited, and certain pro forma financial information for the registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                                            Page
                                                                            ----
(a)  Financial Statements of Businesses Acquired

     Cablelink Limited and Subsidiaries

          Consolidated Financial Statements, Year Ended 31 March 1999 .......  4

          Consolidated Financial Statements, Year Ended 2 April 1998 ........ 30

          Consolidated Financial Statements, Year Ended 3 April 1997 ........ 51

(b)  Pro Forma Financial Information

     NTL (Triangle) LLC and Subsidiaries

          Unaudited Pro Forma Financial Statements .......................... 72

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NTL (TRIANGLE) LLC

                                      By:  NTL Group Limited,
                                           Its Managing Member

                                      By: /s/ Robert Mackenzie
                                         --------------------------------
                                         Name:  Robert Mackenzie
                                         Title: Secretary

Dated:  January 28, 2000

                       CABLELINK LIMITED AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of Cablelink Limited and Subsidiaries:-

We have audited the accompanying balance sheets of Cablelink Limited and Subsidiaries as at 31 March 1999 and 2 April 1998 and the related profit and loss accounts, cash flow statements and reconciliation of movements in shareholders' funds for the three years ended 31 March 1999, all expressed in Irish pounds. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Republic of Ireland, which are substantially the same as those followed in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cablelink Limited and Subsidiaries at 31 March 1999 and 2 April 1998 and the results of its operations and its cash flows for each of the three years ended 31 March 1999, in conformity with generally accepted accounting principles in Ireland.

Accounting principles generally accepted in Ireland vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for each of the three years in the period ended 31 March 1999 and movements in shareholders' funds at 31 March 1999, 2 April 1998 and 31 March 1997, to the extent summarised in Note 30 to the financial statements.


PricewaterhouseCoopers
Chartered Accountants and Registered Auditors
Dublin, Republic of Ireland


13 May 1999, except as to Note 30 which is as of January 27, 2000

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                            YEAR ENDED 31 MARCH 1999


The significant accounting policies adopted by the company are as follows:-

A.   BASIS OF ACCOUNTING

     The financial statements are prepared under the historical cost convention.

B.   BASIS OF CONSOLIDATION

     The consolidated profit and loss account and balance sheet include the financial statements of the parent company and its subsidiaries made up to 31 March 1999.

C.   TURNOVER

     Turnover comprises:

     (i) Service revenue from subscribers, net of value added tax which is accounted for on an earnings basis. Deferred income (which is included under the balance sheet category "Creditors: Amounts falling due within one year") represents the proportion of service revenue received which relates to future periods.

     (ii) Revenues in respect of charges for connecting customers to the relay systems, net of value added tax, is accounted for on a cash receipts basis. However, in instances where connection revenue from an applicant exceeds (IR Pound) 30 it is deducted from the capitalised connection cost rather than included in revenue.

D.   TANGIBLE FIXED ASSETS

     Additions  to  the  relay  systems,   including  the  costs  of  connecting
     subscribers for the first time, are capitalised.

     The costs of disconnection and reconnection of subscribers are charged to the profit and loss account.

     Connection and reconnection fees are credited to the profit and loss account in the period in which they are received where they are less than (IR Pound) 30. Where they exceed (IR Pound) 30, they are deducted from the capitalised connection costs.

     Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset, other than freehold land, on a straight line basis, over its expected useful life, as follows:

           Freehold Property                                    60 years
           Relay Systems                                   5 to 12 years
           Test Equipment                                        5 years
           Furniture & Fittings                                  5 years
           Computers                                           3/4 years
           Motor Vehicles                                      4/5 years
           Improvements to Leasehold Premises                    5 years

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                            YEAR ENDED 31 MARCH 1999



E.   STOCKS

     Consumable stores are valued at cost, less a provision for obsolescence where appropriate. Cost consists of the invoiced price of supplies.

F.   TAXATION

     Corporation tax payable is provided on taxable profits at the current rate.

     Advance corporation tax payable on dividends paid and provided for in the period is written off except when recoverability against corporation tax payable is considered to be reasonably assured. Credit is taken for advance corporation tax written off in previous years when it is recoverable against a corporation tax liability.

     Tax deferred or accelerated is accounted for in respect of all material timing differences only to the extent that it is probable that a liability or asset will crystallise in the foreseeable future. Timing differences arise from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements. Provision is made at the rate which is expected to be applied when the liability or asset is expected to crystallise. Where this is not known the latest estimate of the long-term tax rate applicable has been adopted.

G.   BAD DEBTS

     All balances due for over 12 months, together with all balances on disconnected accounts are provided against in full. A provision of 20% is made against amounts due for more than 6 months and less than 12 months.

H.   FOREIGN CURRENCIES

     Normal trading activities denominated in foreign currencies are recorded in Irish pounds at actual exchange rates as of the date of transaction. Monetary assets and liabilities denominated in foreign currencies are reported at the rates of exchange prevailing at the balance sheet date. Any gain or loss arising from a change in exchange rates subsequent to the date of the transaction is reported as an exchange gain or loss in the profit and loss account.

I.   PENSIONS

     Pension costs are accounted for on the basis of charging the expected cost of providing pensions over the period during which the company benefits from employees' services. The effects of variations from regular cost are spread over the expected average remaining service lives of the members of the scheme.

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                      YEAR ENDED 31 MARCH 1999 (CONTINUED)





J.   LEASES

     Expenditure on leases which are operating leases is charged to the profit and loss account on a basis representative of the benefit derived from the asset, normally on a straight line basis, over the lease period.

                       CABLELINK LIMITED AND SUBSIDIARIES

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                            YEAR ENDED 31 MARCH 1999


                                                 NOTES          31 MARCH 1999         2 APRIL 1998
                                                                   (IR POUND)           (IR POUND)

TURNOVER                                           1               40,498,348           36,647,492
Operating Expenses (net)                                          (35,957,246)         (31,810,487)
                                                                   ----------           ----------

OPERATING PROFIT                                                    4,541,102            4,837,005
Investment Income                                  2                  545,143              746,627
Interest Payable and Similar Charges               3                        -             (129,075)
                                                                   ----------           ----------

PROFIT ON ORDINARY ACTIVITIES
 BEFORE TAXATION                                   4                5,086,245            5,454,557
Tax on Profit on Ordinary Activities               6               (1,259,834)          (1,646,939)
                                                                   ----------           ----------

PROFIT FOR THE YEAR AFTER TAXATION                 7                3,826,411            3,807,618
Dividends                                          8              (10,500,000)                   -
                                                                   ----------           ----------

(LOSS)/PROFIT FOR THE YEAR RETAINED                                (6,673,589)           3,807,618
                                                                   ==========           ==========



In arriving at the results for the financial year, all amounts above relate to continuing operations.

                 STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

The company has no recognised gains and losses other than those included in the profits above and, therefore, no separate statement of total recognised gains and losses has been presented.

                         NOTE OF HISTORICAL COST PROFITS

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

                    STATEMENT OF MOVEMENT IN RETAINED PROFITS


                                           31 MARCH 1999        2 APRIL 1998
                                              (IR POUND)          (IR POUND)

RETAINED PROFIT AT 2 APRIL 1998               24,496,970          20,689,352
(LOSS)/PROFIT FOR THE YEAR RETAINED           (6,673,589)          3,807,618
                                              ----------          ----------
RETAINED PROFIT AT 31 MARCH 1999              17,823,381          24,496,970
                                              ==========          ==========



                                                  ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )   DIRECTORS
                                                  K J Windle    )

 The notes on pages 6 to 8 and 13 to 28 form part of these Financial Statements
                            Auditors' Report page 5.

                       CABLELINK LIMITED AND SUBSIDIARIES

                 CONSOLIDATED BALANCE SHEET AS AT 31 MARCH 1999


                                         NOTES             31 MARCH 1999                   2 APRIL 1998
                                                    (IR POUND)       (IR POUND)     (IR POUND)      (IR POUND)
FIXED ASSETS

Tangible Fixed Assets                       9                        40,906,716                       36,871,721

CURRENT ASSETS

Stocks                                     11       2,651,595                        2,881,359
Debtors                                    12       2,947,606                        2,207,929
Cash at Bank and in Hand                                    -                       12,044,841
                                                   ----------                       ----------
                                                    5,599,201                       17,134,129
CREDITORS

Amounts falling due
within one year                            13     (18,500,775)                     (19,575,119)
                                                   ----------                       ----------

NET CURRENT (LIABILITIES)                                           (12,901,574)                      (2,440,990)
                                                                     ----------                       ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                                28,005,142                       34,430,731

Provisions for Liabilities
and Charges                                16                        (2,707,000)                      (2,459,000)
                                                                     ----------                       ----------

NET ASSETS                                                           25,298,142                       31,971,731
                                                                     ==========                       ==========

CAPITAL AND RESERVES

Called up Share Capital                    17                            86,980                           86,980
Share Premium Account                      18                         7,124,448                        7,124,448
Other Reserves                             18                           263,333                          263,333
Profit & Loss Account                                                17,823,381                       24,496,970
                                                                     ----------                       ----------

SHAREHOLDERS' FUNDS - EQUITY               22
  INTERESTS                                                          25,298,142                       31,971,731
                                                                     ==========                       ==========


                                              ON BEHALF OF THE BOARD

                                              A Kane        )
                                                            )  DIRECTORS
                                              K J Windle    )


 The notes on pages 6 to 8 and 13 to 28 form part of these Financial Statements
                            Auditors' Report page 5.

                       CABLELINK LIMITED AND SUBSIDIARIES

                    COMPANY BALANCE SHEET AS AT 31 MARCH 1999


                                         NOTES             31 MARCH 1999                    2 APRIL 1998
                                                    (IR POUND)        (IR POUND)     (IR POUND)       (IR POUND)

FIXED ASSETS

Tangible Fixed Assets                       9                        34,108,002                       30,521,911
Financial Assets                           10                           601,100                          601,100
                                                                     ----------                       ----------
                                                                     34,709,102                       31,123,011
CURRENT ASSETS

Stocks                                     11       2,152,804                        2,390,302
Debtors:
   amounts due after one year              12       5,426,425                        5,080,174
   amounts due within one year             12       2,593,756                        1,917,114
Cash at Bank and in Hand                                    -                       12,036,403
                                                   ----------                       ----------
                                                   10,172,985                       21,423,993
CREDITORS

Amounts falling due
within one year                            13     (17,498,368)                     (18,365,104)
                                                   ----------                       ----------

NET CURRENT (LIABILITIES)/ASSETS                                     (7,325,383)                       3,058,889
                                                                     ----------                       ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                                27,383,719                       34,181,900

Provisions for Liabilities
  and Charges                              16                        (2,240,000)                      (2,000,000)
                                                                     ----------                       ----------
NET ASSETS                                                           25,143,719                       32,181,900
                                                                     ==========                       ==========

CAPITAL AND RESERVES

Called up Share Capital                    17                            86,980                           86,980
Share Premium Account                      18                         7,124,448                        7,124,448
Other Reserves                             18                           263,333                          263,333
Profit & Loss Account                                                17,668,958                       24,707,139
                                                                     ----------                       ----------

SHAREHOLDERS' FUNDS - EQUITY INTERESTS                               25,143,719                       32,181,900
                                                                     ==========                       ==========



                                              ON BEHALF OF THE BOARD

                                              A Kane        )
                                                            )  DIRECTORS
                                              K J Windle    )

 The notes on pages 6 to 8 and 13 to 28 form part of these Financial Statements
                            Auditors' Report page 5.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        CONSOLIDATED CASH FLOW STATEMENT
                            YEAR ENDED 31 MARCH 1999


                                                           NOTES          31 MARCH 1999              2 APRIL 1998
                                                                            (IR POUND)                 (IR POUND)
CASH FROM OPERATING ACTIVITIES                               19A              9,851,680                13,665,358

RETURNS ON INVESTMENT AND SERVICING OF FINANCE               19B                545,143                   617,552

TAXATION                                                                     (1,325,834)               (1,775,939)

EQUITY DIVIDEND PAID                                          8             (10,500,000)                        -

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT                 19C            (10,753,901)              (12,000,041)
                                                                             ----------                ----------

Cash (Outflow)/Inflow Before Use of Liquid Resources                        (12,182,912)                  506,930

MANAGEMENT OF LIQUID RESOURCES                               19D             11,914,193                   390,255
                                                                             ----------                ----------

(DECREASE)/INCREASE IN CASH IN YEAR                                            (268,719)                  897,185
                                                                             ==========                ==========

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

(Decrease)/Increase in Cash in Year                                            (268,719)                  897,185

Cash (Inflow) from (Decrease) in Liquid Resources                           (11,914,193)                 (390,255)
                                                                             ----------                ----------

Movement in Net Funds in Year                                               (12,182,912)                  506,930

Net Funds at Start of Year                                                  (12,044,841)               11,537,911
                                                                             ----------                ----------

NET FUNDS AT END OF YEAR                                     20                (138,071)               12,044,841
                                                                             ==========                ==========




 The notes on pages 6 to 8 and 13 to 28 form part of these Financial Statements
                            Auditors' Report page 5.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


1.   TURNOVER

     Turnover is represented by revenue from subscribers and is generated in total in the Republic of Ireland.


2.   INVESTMENT INCOME

                                                31 MARCH 1999     2 APRIL 1998
                                                   (IR POUND)       (IR POUND)

     Interest Receivable and Similar Income           545,143          746,627
                                                      =======          =======


3.   INTEREST PAYABLE AND SIMILAR CHARGES

                                                31 MARCH 1999     2 APRIL 1998
                                                   (IR POUND)       (IR POUND)

     On bank loans, overdrafts and other
     loans wholly repayable within five years               -          129,075
                                                      =======          =======


4.   PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                            31 MARCH 1999           2 APRIL 1998
                                                               (IR POUND)             (IR POUND)

     Profit on ordinary activities before
       taxation is stated after charging/(crediting):

     Directors' emoluments:

     Fees                                                          23,100                 15,500

     Other emoluments (including pension contributions)           120,060                108,011
                                                                ---------              ---------
                                                                  143,160                123,511
                                                                =========              =========

     (Profit) on disposal of tangible fixed assets               (102,238)               (61,907)
                                                                =========              =========

     Depreciation of Tangible Fixed Assets                      6,821,144              5,699,558
                                                                =========              =========

     Auditors' Remuneration                                        15,000                 15,000
                                                                =========              =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


5.   EMPLOYEES

     The average number of employees (including executive directors) during the year, analysed by category, was as follows:

                                                  NUMBERS EMPLOYED
                                       31 MARCH 1999           2 APRIL 1998

     Marketing & Customer Service                 80                     61
     Operations                                  135                    154
     Administration                               55                     42
                                                 ---                    ---
                                                 270                    257
                                                 ===                    ===

     The aggregate payroll costs of these employees were as follows:

                                       31 MARCH 1999           2 APRIL 1998
                                          (IR POUND)             (IR POUND)

     Wages and Salaries                    5,754,111              4,984,916
     Social Welfare Costs                    478,630                424,183
     Other Pension Costs                     238,716                272,294
                                           ---------              ---------
                                           6,471,457              5,681,393
                                           =========              =========


6.   TAX ON PROFIT ON ORDINARY ACTIVITIES

                                       31 MARCH 1999           2 APRIL 1998
                                          (IR POUND)             (IR POUND)

     Corporation Tax @ 32%/28%             1,011,834              1,333,939
     Deferred Tax                            248,000                313,000
                                           ---------              ---------
                                           1,259,834              1,646,939
                                           =========              =========

7.   PROFIT FOR FINANCIAL YEAR

     (IR Pound) 3,461,819 (1998: (IR Pound) 3,836,012) of this profit has been dealt with in the profit and loss account of Cablelink Limited, which, as permitted by Section 3 (2) of the Companies (Amendment) Act 1986, is not presented in these financial statements.


8.   DIVIDENDS

                                       31 MARCH 1999           2 APRIL 1998
                                          (IR POUND)             (IR POUND)

     PAID:
     Interim dividend on ordinary
       shares of (IR Pound) 120.72
       per share                          10,500,000                   Nil
                                          ==========                   ===

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


9.   TANGIBLE FIXED ASSETS


                                                     FURNITURE                               IMPROVEMENTS
                              RELAY                     AND                         MOTOR    TO LEASEHOLD    FREEHOLD
                             SYSTEMS    EQUIPMENT    FIXTURES      COMPUTER       VEHICLES     PROPERTY      PROPERTY      TOTAL
     GROUP                  (IR POUND)  (IR POUND)   (IR POUND)   (IR POUND)     (IR POUND)   (IR POUND)    (IR POUND)   (IR POUND)
     COST
     At 2 April 1998       61,361,263     868,755    1,379,409     5,324,366     1,307,818     1,004,297     351,306     71,597,214
     Additions              8,112,601      44,691      154,378     2,183,968       372,571        38,953           -     10,907,162
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
                           69,473,864     913,446    1,533,787     7,508,334     1,680,389     1,043,250     351,306     82,504,376
     Less:  Disposals         (91,835)          -            -       (26,328)     (326,819)            -           -       (444,982)
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
     At 31 March 1999      69,382,029     913,446    1,533,787     7,482,006     1,353,570     1,043,250     351,306     82,059,394
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------

     DEPRECIATION
     At 2 April 1998       29,660,839     721,915      964,671     2,251,298       722,408       348,355      56,007     34,725,493
     Charge for the Year    5,399,593      61,403      167,272       860,834       284,362        40,437       7,243      6,821,144
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
                           35,060,432     783,318    1,131,943     3,112,132     1,006,770       388,792      63,250     41,546,637
     Less:  Disposals         (91,835)          -            -        (1,646)     (300,478)            -           -       (393,959)
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
     At 31 March 1999      34,968,597     783,318    1,131,943     3,110,486       706,292       388,792      63,250     41,152,678
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------

     NET BOOK AMOUNT AT
     31 March 1999         34,413,432     130,128      401,844     4,371,520       647,278       654,458     288,056     40,906,716
                           ==========     =======    =========     =========     =========     =========     =======     ==========

     2 April 1998          31,700,424     146,840      414,738     3,073,068       585,410       655,942     295,299     36,871,721
                           ==========     =======    =========     =========     =========     =========     =======     ==========


     The basis by which depreciation is calculated are stated in accounting policy Note D.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


9.   TANGIBLE FIXED ASSETS

                                                     FURNITURE                               IMPROVEMENTS
                              RELAY                     AND                         MOTOR    TO LEASEHOLD    FREEHOLD
                             SYSTEMS    EQUIPMENT    FIXTURES      COMPUTER       VEHICLES     PROPERTY      PROPERTY      TOTAL
     COMPANY                (IR POUND)  (IR POUND)   (IR POUND)   (IR POUND)     (IR POUND)   (IR POUND)    (IR POUND)   (IR POUND)

     Cost
     At 2 April 1998       50,765,257     746,357    1,285,761     5,118,162    1,173,978      759,327       351,306     60,200,148
     Additions              6,513,123      44,190      154,378     2,180,353      314,860       24,243             -      9,231,147
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
                           57,278,380     790,547    1,440,139     7,298,515    1,488,838      783,570       351,306     69,431,295

     Less:  Disposals         (43,470)          -            -             -     (281,823)           -             -       (325,293)
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
     At 31 March 1999      57,234,910     790,547    1,440,139     7,298,515    1,207,015      783,570       351,306     69,106,002
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------

     Depreciation
     At 2 April 1998       25,046,707     627,891      900,946     2,124,641      657,076      264,969        56,007     29,678,237
     Charge for the Year    4,284,574      52,051      157,315       838,241      254,520       25,257         7,243      5,619,201
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
                           29,331,281     679,942    1,058,261     2,962,882      911,596      290,226        63,250     35,297,438

     Less:  Disposals         (43,470)          -            -             -     (255,968)           -             -       (299,438)
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------
     At 31 March 1999      29,287,811     679,942    1,058,261     2,962,882      655,628      290,226        63,250     34,998,000
                           ----------     -------    ---------     ---------     ---------     ---------     -------     ----------

     Net Book Amount at
     31 March 1999         27,947,099     110,605      381,878     4,335,633      551,387      493,344       288,056     34,108,002
                           ==========     =======    =========     =========     =========     =========     =======     ==========

     2 April 1998          25,718,550     118,466      384,815     2,993,521      516,902      494,358       295,299     30,521,911
                           ==========     =======    =========     =========     =========     =========     =======     ==========



     The basis by which depreciation is calculated are stated in accounting policy Note D.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


10.  FINANCIAL ASSETS

                                             31 MARCH 1999        2 APRIL 1998
                                                (IR POUND)          (IR POUND)

     INTEREST IN SUBSIDIARY COMPANIES:

     Cablelink Construction Limited                600,000             600,000

     Cablelink Waterford Limited                       100                 100

     Cablelink Galway Limited                        1,000               1,000
                                                   -------             -------
                                                   601,100             601,100
                                                   =======             =======

     In the opinion of the directors, the value of the interest in subsidiary companies is not less than the amounts stated.

11.  STOCKS

     GROUP AND COMPANY

     Stocks represent goods purchased for the construction and maintenance of the cable systems. The replacement cost of stocks did not exceed the valuation on a FIFO basis by a material amount.

12.  DEBTORS: AMOUNTS FALLING DUE AFTER ONE YEAR

                                                                       31 MARCH 1999             2 APRIL 1998
                                                                          (IR POUND)               (IR POUND)

     COMPANY
     Amounts Due by Group Companies (Note 15)                              5,426,425                5,080,174
                                                                           =========                =========

     DEBTORS:  AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                       31 MARCH 1999             2 APRIL 1998
                                                                          (IR POUND)               (IR POUND)
     GROUP
     Trade Debtors                                                         1,524,763                1,205,789
     Prepayments                                                             815,644                  609,447
     Other Debtors                                                           607,199                  392,693
                                                                           ---------                ---------
                                                                           2,947,606                2,207,929
                                                                           =========                =========
     COMPANY
     Trade Debtors                                                         1,265,888                1,017,865
     Prepayments                                                             768,003                  560,758
     Other Debtors                                                           559,865                  338,491
                                                                           ---------                ---------
                                                                           2,593,756                1,917,114
                                                                           =========                =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


13.  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                       31 MARCH 1999             2 APRIL 1998
                                                                          (IR POUND)               (IR POUND)
     GROUP:
     Trade Creditors                                                       2,340,826                1,700,422
     Taxation and Social Welfare (Note 14)                                 1,552,702                2,239,412
     Accruals                                                              5,629,165                6,854,000
     Deferred Income                                                       8,840,011                8,781,285
     Bank Overdraft                                                          138,071                        -
                                                                          ----------               ----------
                                                                          18,500,775               19,575,119
                                                                          ==========               ==========
     COMPANY:
     Trade Creditors                                                       2,176,540                1,568,637
     Taxation and Social Welfare (Note 14)                                 1,332,241                1,974,738
     Accruals                                                              5,257,845                6,367,776
     Amounts owed to group companies (Note 15)                               618,178                  618,178
     Deferred Income                                                       7,818,856                7,835,775
     Bank Overdraft                                                          294,708                        -
                                                                          ----------               ----------
                                                                          17,498,368               18,365,104
                                                                          ==========               ==========

14.  TAXATION CREDITORS

     The taxation creditors included in taxation and social welfare are made up as follows:

                                                                       31 MARCH 1999             2 APRIL 1998
                                                                          (IR POUND)               (IR POUND)
     GROUP:
     Corporation Tax                                                       1,022,000                1,336,000
     PAYE                                                                     98,270                   80,376
     PRSI                                                                     53,899                   46,820
     VAT                                                                     366,713                  631,676
     Construction Tax                                                         10,019                   23,643
     Pension Refund Tax                                                        1,489                    3,322
     Withholding Tax - Professional Fees                                         312                  117,575
                                                                           ---------                ---------
                                                                           1,552,702                2,239,412
                                                                           =========                =========
     COMPANY:
     Corporation Tax                                                         890,000                1,230,000
     PAYE                                                                     90,817                   73,785
     PRSI                                                                     49,134                   43,105
     VAT                                                                     291,006                  493,153
     Construction Tax                                                          9,795                   14,295
     Pension Refund Tax                                                        1,489                    3,322
     Withholding Tax - Professional Fees                                           -                  117,078
                                                                           ---------                ---------
                                                                           1,332,241                1,974,738
                                                                           =========                =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


15.  INTERCOMPANY BALANCES

                                                31 MARCH 1999       2 APRIL 1998
                                                   (IR POUND)         (IR POUND)
     COMPANY:

     Receivable:
     Cablelink Waterford Limited                    3,288,341          2,678,785
     Cablelink Galway Limited                       2,138,084          2,401,389
                                                    ---------          ---------
                                                    5,426,425          5,080,174
                                                    =========          =========
     Payable:
     Cablelink Construction Limited                   618,178            618,178
                                                    =========          =========


16.  PROVISIONS FOR LIABILITIES AND CHARGES

                                                31 MARCH 1999       2 APRIL 1998
                                                         FULL               FULL
                                                    POTENTIAL          POTENTIAL
                                                    LIABILITY          LIABILITY
                                                   (IR POUND)         (IR POUND)
     DEFERRED TAXATION:

     GROUP:

     Tax impact of timing differences:
     Capital Allowances/Depreciation                2,707,000          2,459,000
                                                    =========          =========

     COMPANY:

     Tax impact of timing differences:
     Capital Allowances/Depreciation                2,240,000          2,000,000
                                                    =========          =========

17.  CALLED UP SHARE CAPITAL

                                                31 MARCH 1999       2 APRIL 1998
                                                   (IR POUND)         (IR POUND)

     AUTHORISED:
     1,085,000 Ordinary Shares of
       (IR Pound) 1 each                            1,085,000          1,085,000
                                                    =========          =========

     ALLOTTED, CALLED UP AND FULLY PAID:
     86,980 Ordinary Shares of
       (IR Pound) 1 each                               86,980             86,980
                                                    =========          =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


18.  CAPITAL RESERVES

                                 SHARE            CAPITAL
                                PREMIUM          REDEMPTION
                                ACCOUNT         RESERVE FUND         TOTAL
                               (IR POUND)        (IR POUND)        (IR POUND)

     At 31 March 1999           7,124,448         263,333          7,387,781
                                =========         =======          =========

     At 2 April 1998            7,124,448         263,333          7,387,781
                                =========         =======          =========

19A. RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH FLOWS

                                                 31 MARCH 1999     2 APRIL 1998
                                                    (IR POUND)       (IR POUND)

     Operating Profit                                4,541,102        4,837,005
     Depreciation Charges                            6,821,144        5,699,558
     (Profit) on Sale of Tangible Fixed Assets        (102,238)         (61,907)
     Decrease in Stocks                                229,764          373,435
     (Increase) in Debtors                            (739,677)        (409,664)
     (Decrease)/Increase in Creditors                 (898,415)       3,226,931
                                                     ---------       ----------
                                                     9,851,680       13,665,358
                                                     =========       ==========

19B. RETURN ON INVESTMENTS AND SERVICING OF FINANCE

                                                 31 MARCH 1999     2 APRIL 1998
                                                    (IR POUND)       (IR POUND)

     Interest Received                                 545,143          746,627
     Interest Paid                                           -         (129,075)
                                                     ---------       ----------

     NET CASH OUTFLOW FOR RETURNS ON
     INVESTMENTS AND SERVICING OF FINANCE              545,143          617,552
                                                     =========       ==========


19C. CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT

                                                 31 MARCH 1999     2 APRIL 1998
                                                    (IR POUND)       (IR POUND)

     Purchases of Fixed Assets                     (10,907,162)     (12,074,580)
     Proceeds from Disposals of Fixed Assets           153,261           74,539
                                                   -----------      -----------
                                                   (10,753,901)     (12,000,041)
                                                   ===========      ===========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


19D. MANAGEMENT OF LIQUID RESOURCES

                                                31 MARCH 1999      2 APRIL 1998
                                                   (IR POUND)        (IR POUND)

     Decrease in Term Deposits with Banks         (11,914,193)         (390,255)
                                                  -----------          --------
                                                  (11,914,193)         (390,255)
                                                  ===========          ========

20.  ANALYSIS OF THE CHANGES IN NET FUNDS

                                          AT                              AT
                                    2 APRIL 1998     CASH FLOWS    31 MARCH 1999
                                      (IR POUND)     (IR POUND)       (IR POUND)

       Cash at Bank and in Hand          125,767      (268,719)        (142,952)

       Term Deposits                  11,919,074    (11,914,193)          4,881
                                      ----------     ----------         -------
                                      12,044,841    (12,182,912)       (138,071)
                                      ==========     ==========         =======

21.  COMMITMENTS

     FUTURE CAPITAL EXPENDITURE NOT PROVIDED FOR:

                                               31 MARCH 1999       2 APRIL 1998
                                                   (IR POUND)        (IR POUND)
     GROUP

     Contracted for                                1,901,000          2,417,000
     Authorised but not Contracted for             5,010,000          4,619,000
                                                   ---------          ---------
                                                   6,911,000          7,036,000
                                                   =========          =========
     COMPANY

     Contracted for                                1,827,000          2,389,000
     Authorised but not Contracted for             5,010,000          4,619,000
                                                   ---------          ---------
                                                   6,837,000          7,008,000
                                                   =========          =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


21.  COMMITMENTS (CONTINUED)

     OPERATING LEASE COMMITMENTS

     The group has commitments under operating leases to make payments totalling (IR Pound) 557,500 for the next year (company - (IR Pound) 511,000) (1998: group - (IR Pound) 314,500, company - (IR Pound) 270,500) as follows:

                                                  LAND AND BUILDINGS
                                                 GROUP         COMPANY
                                              (IR POUND)      (IR POUND)
     Expiring:

               Within one year                        -               -
               Between two and five years             -               -
               More than five years             557,500         511,000
                                                -------         -------
                                                557,500         511,000
                                                =======         =======

     The rentals payable under leases in respect of land and buildings are subject to renegotiation at various intervals specified in the leases.


22.  STATEMENT OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                        31 MARCH 1999             2 APRIL 1998
                                           (IR POUND)               (IR POUND)

     Profit for financial year              3,826,411                3,807,618
     Dividend paid                        (10,500,000)                       -
     Opening shareholders' funds           31,971,731               28,164,113
                                           ----------               ----------
     CLOSING SHAREHOLDERS' FUNDS           25,298,142               31,971,731
                                           ==========               ==========

23.  CONTINGENT LIABILITIES

     (i) The company has given irrevocable guarantees in respect of the liabilities, referred to in Section 5 (c) of the Companies (Amendment) Act 1986, of Cablelink Galway Limited, Cablelink Waterford Limited, Cablelink Construction Limited and Dublin Cablesystems Limited. In the opinion of the directors, no losses are likely to arise in respect of this contingency.

     (ii) In the past, the company has been required to place certain of its cables underground. No provision has been made in the financial statements for costs which may be incurred in doing similar work in the future. The amount of such costs cannot be estimated with any reasonable accuracy but are not currently expected to be significant.

     (iii)From time to time the Group is involved in legal cases which arise through the normal course of business. In one such case, the Group is engaged in a dispute with the Irish Revenue Authorities. The Directors are confident that this dispute will be resolved in the Group's favour.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


24.  RELATED PARTY TRANSACTIONS

     (i) Interest earned on deposits with ITI during the year amounted to (IR Pound) 105k.

     (ii) During the year, the following related party transactions were undertaken with Telecom Eireann:-

               Purchase of Fixed Assets           (IR Pound) 1,295k
               Duct Rental                        (IR Pound) 244k
               Accommodation                      (IR Pound) 180k
               Telephone Charges                  (IR Pound) 179k
               Other                              (IR Pound) 104k

     (iii)During the year, the following related party transactions were undertaken with RTE:

               Secondment of Personnel            (IR Pound) 101k

     (iv) During the year, the following related party transactions were undertaken with Eircell:

               Telephone Charges                  (IR Pound) 74k

25.  ULTIMATE PARENT COMPANY

     Bord Telecom Eireann, a company incorporated in the Republic of Ireland, is the ultimate parent company. The group in which the results of the company are consolidated is that headed by Bord Telecom Eireann. Copies of the group financial statements of Bord Telecom Eireann are available at 114 St. Stephen's Green West, Dublin 2.

26.  GROUP COMPANIES

     NAME                               % OWNED     PRINCIPAL ACTIVITY
     Cablelink Limited                              Cable and MDS Television Systems

     SUBSIDIARIES:
     Cablelink Waterford Limited          100%      Cable and MDS Television Systems
     Cablelink Galway Limited             100%      Cable and MDS Television Systems
     Dublin Cablesystems Limited          100%      Non-trading
     Cablelink Construction Limited       100%      Non-trading

     (A) All of the above companies are incorporated and operate in the Republic of Ireland.

     (B) All of the group's interest in subsidiary companies consist of ordinary share capital.

     (C) The registered office of the company and its subsidiaries is 10 Pembroke Place, Ballsbridge, Dublin 4.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


27.  SECTION 17 GUARANTEE

     Each of the Subsidiary companies listed in note 26 and consolidated into these financial statements have availed of the exemption from filing their individual financial statements set out in Section 17 of the Companies (Amendment) Act, 1986.

28.  PENSION

     The group operates a contributory defined benefit pension scheme covering all of its permanent employees. The scheme's funds are administered by trustees and are held separately from those of the group.

     The total pension cost for the group was (IR Pound) 99,304 (1998: (IR Pound) 90,624). The pension cost is assessed in accordance with the advice of an independent qualified actuary using the aggregate method at triennial intervals. The latest actuarial valuation of the scheme was at 1 May 1998. The primary financial assumption underlying the actuarial valuation was that the scheme's investments will earn a real rate of investment return, over and above salary inflation and pension increases, of 2.0% per annum. The actuarial report is not available for public inspection.

     At the date of the latest actuarial valuation, the market value of the assets of the scheme was (IR Pound) 4,820,953 and the actuarial value of the assets was sufficient to cover 150% of the benefits which had accrued to members, after allowing for expected future increases in earnings.

     Contributions to an external pension scheme on behalf of seconded personnel were (IR Pound) 101,622 (1998: (IR Pound) 117,889).

29.  APPROVAL OF FINANCIAL STATEMENTS

     The directors approved the financial statements on 7 May 1999.

30. SUMMARY OF DIFFERENCES BETWEEN IRISH AND UNITED STATES ("US") GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"):

     The financial statements of Cablelink Limited and it subsidiaries have been prepared in accordance with Irish GAAP which differs in certain significant respects from US GAAP. The significant differences between Irish and US GAAP and their effect on the financial statements of Cablelink are described below:

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999



     PENSION AMOUNTS

     Under Irish GAAP, pension costs are determined in accordance with Statement of Standard Accounting Practice No. 24, costs being expensed over employees' working lives. Under US GAAP, pension costs are determined in accordance with the requirements of Statement of Financial Accounting Standard 87, "Employers Accounting for Pensions". Differences between the amounts under Irish GAAP and US GAAP arise from the requirement to use different actuarial methods and assumptions and the method of amortising surpluses and deficits.

     Assumptions used in determining the actuarial present value of the projected benefit obligation for the pension plan included weighted average discount rates of 6%, 6% and 7% in 1999, 1998 and 1997, respectively. The rate of return on new investments was assumed to be 7%, 7% and 7.5% in 1999, 1998 and 1997, respectively.

     This information is provided in addition to that described in note 28 with respect to the pension plans of Cablelink.

     DEFERRED TAX

     Under Irish GAAP, deferred tax is accounted for to the extent that it is considered probable that a liability or asset will materialise in the foreseeable future.

     Under US GAAP, deferred tax is provided on a full liability basis which permits deferred tax assets to be recognised if their realisation is considered more likely than not.

     Cablelink has provided for deferred tax on a full liability basis and has determined additional deferred tax adjustments are not material.

     REVENUE RECOGNITION

     Under Irish GAAP, the Company records revenue for connecting customers to the relay systems, net of value added tax, on a cash receipts basis. Where the connection fees exceed (IR Pound) 30, then the entire fee is deducted from the capitalised cost of the relay systems. Generally, the fees that are taken directly to revenue relate to reconnection and second connection fees. Initial hookup connections are treated as a deduction from the capitalised cost of the systems.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


     Under US GAAP, revenues are recorded under Statement of Financial Accounting Standard 51, "Financial Reporting by Cable Television Companies" which requires hookup revenue to be recognised currently to the extent of direct selling costs. Direct selling costs include those costs that are incurred in obtaining new subscribers. Hookup revenue in excess of direct selling costs is deferred and amortised to revenue over the estimated average subscription period. Additionally, capitalised costs of relay systems should be depreciated over their estimated useful lives.

     Cablelink has determined that the average subscription period approximates the estimated useful life of the relays systems and corresponding adjustments are not material. Additionally, Cablelink has determined that its direct selling costs approximate (IR Pound) 30 and its policy regarding connection and reconnection fees are consistent with US GAAP.

     COMPREHENSIVE INCOME

     US GAAP requires the disclosure of comprehensive income. Comprehensive income is composed of net income and other comprehensive income. Cablelink and its subsidiaries do not have any changes in equity from non-owner sources and as such, comprehensive is comprised solely of "profit for the year after taxation".

     STATEMENT OF CASH FLOW BASIS

     Cablelink's Statement of Cash Flow is prepared in accordance with Financial Reporting Standard 1 (Revised) "FRS 1" whose objective and principles are similar to those set out in Statement of Financial Accounting Standard 95 "Statement of Cash Flows"("SFAS 95"). The principal differences between the standards relate to classification. Under FRS 1, the Company presents its cashflows for (a) operating activities, (b) returns on investments and servicing of finance, (c) tax paid, (d) capital expenditure and financial investment and (e) financing. SFAS 95 requires only three categories of cash flow activity being (a) operating, (b) investing and (c) financing.

     Irish GAAP permits bank indebtedness to be included in the determination of cash and cash equivalents in the consolidated cash flow statement. US GAAP requires that bank indebtedness be reported as financing cash flows. As a result, under US GAAP, the bank indebtedness at the beginning and end of the year as reflected in the consolidated cash flow statement would be reported as cash flows under the heading "Financing" in the statement. Under US GAAP, the funds provided by financing activities in 1999 and 1997 would be increased by (IR Pound) 142,952 and (IR Pound) 771,418, respectively.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999


     Under US GAAP, the payment of a dividend is treated as a financing cash flow and thus would be recorded as a financing activity.

     The following table discloses the sub-totals of operations, investing and financing activities in accordance with US GAAP.

     Consolidated Cash Flow Statement

                                              YEAR ENDED
                           ----------------------------------------------
                              MARCH 31         APRIL 2,         APRIL 3,
                                1999             1998             1997

     Operations              9,070,989        12,506,971       9,920,964
     Investing             (10,753,901)      (12,000,041)    (10,645,785)
     Financing             (10,357,048)         (771,148)              -

     US GAAP requires the disclosure of interest and taxes paid during each fiscal period. The disclosure for interest paid is included in the footnotes to the financial statements and taxation information is included on the face of the Cash Flow Statement.

     NEW ACCOUNTING STANDARDS NOT YET ADOPTED

     Statement of Financial Accounting Standard 133 "Accounting for Derivative Instruments and Hedging Activities" was issued in June 1998 and establishes accounting and reporting standards for derivative instruments and hedging activities. It is effective for fiscal years beginning after 15 June, 2000. The Company does not expect the adoption of SFAS No.133 to have a material impact on its financial statements.

     The following is a summary of material adjustments to net income and shareholders' equity which would have been reported had the financial statements been prepared in accordance with US GAAP and a reconciliation of shareholders' equity.

                                                                            YEAR ENDED
                                                         ----------------------------------------------
                                                            MARCH 31         APRIL 2,         APRIL 3,
                                                              1999             1998             1997
     Net earnings for the period under Irish GAAP          3,826,411        3,807,618        3,304,613
     Pension Expense                                         167,000           42,000           38,000
                                                           ---------        ---------        ---------
     Net earnings for the period in accordance with
       United States GAAP                                  3,993,411        3,849,618        3,342,613
                                                           =========        =========        =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                            YEAR ENDED 31 MARCH 1999



                                                                   YEAR ENDED
                                                         -----------------------------
                                                            MARCH 31         APRIL 2,
                                                              1999             1998
     Shareholder's funds in accordance with Irish GAAP    25,298,142       31,971,731

     Adjustments to conform to US GAAP

     Pension                                                 248,000           81,000
                                                          ----------       ----------
     Shareholder's funds in accordance with US GAAP       25,546,142       32,052,731
                                                          ==========       ==========


                             Auditor's Report page 5


                       CABLELINK LIMITED AND SUBSIDIARIES

                                   SCHEDULE 1
                   (NOT COVERED BY THE REPORT OF THE AUDITORS)

                STATEMENT OF COMPLIANCE REQUIRED BY SECTION 12(1)
                   OF THE PROMPT PAYMENT OF ACCOUNTS ACT, 1997



The Directors have overall responsibility for the company's compliance with the Prompt Payment of Accounts Act 1997 and have delegated this responsibility to the company's management. The company's system of internal control includes accounting and computer controls designed to ensure the identification of invoices and contracts for payment within the prescribed payment dates as defined by the Act.

The company's system of internal control is designed to provide reasonable though not absolute assurance against non compliance with the Act.

The director's are satisfied that they have complied in all material respects with the provisions of the Prompt Payment of Accounts Act 1997.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998

                    REPORT OF THE AUDITORS TO THE MEMBERS OF

                                CABLELINK LIMITED


We have audited the financial statements on pages 32 to 50.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The Company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion, the financial statements give a true and fair view of the state of affairs of the group and the company as at 2 April 1998 and of the profit, total recognised gains and cash flows of the group for the year then ended and have been properly prepared in accordance with the Companies Acts 1963 to 1990 and the European Communities (Companies: Group Accounts) Regulations, 1992.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

The net assets of the company, as stated in the balance sheet on page 11, are more than half the amount of its called up share capital and, in our opinion, on that basis there did not exist at 2 April 1998 a financial situation which, under Section 40(1) of the Companies (Amendment) Act 1983, would require the convening of an Extraordinary General Meeting of the company.


                                                        Coopers & Lybrand
                                                  -----------------------
                                                    Chartered Accountants
                                                  and Registered Auditors
11 May 1998
Dublin

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                             YEAR ENDED 2 APRIL 1998

The significant accounting policies adopted by the company are as follows:-

A.   BASIS OF ACCOUNTING

     The financial statements are prepared under the historical cost convention.

B.   BASIS OF CONSOLIDATION

     The consolidated profit and loss account and balance sheet include the financial statements of the parent company and its subsidiaries made up to 2 April 1998.

C.   TURNOVER

     Turnover comprises:

     (i) Service revenue from subscribers, net of value added tax which is accounted for on an earnings basis. Deferred income (which is included under the balance sheet category "Creditors: Amounts falling due within one year") represents the proportion of service revenue received which relates to future periods.

     (ii) Revenues in respect of charges for connecting customers to the relay systems, net of value added tax, is accounted for on a cash receipts basis. However, in instances where connection revenue from an applicant exceeds (IR Pound) 30 it is deducted from the capitalised connection cost rather than included in revenue.

D.   TANGIBLE FIXED ASSETS

     Additions  to  the  relay  systems,   including  the  costs  of  connecting
     subscribers for the first time, are capitalised.

     The costs of disconnection and reconnection of subscribers are charged to the profit and loss account.

     Connection and reconnection fees are credited to the profit and loss account in the period in which they are received where they are less than (IR Pound) 30. Where they exceed (IR Pound) 30, they are deducted from the capitalised connection costs.

     Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset, other than freehold land, on a straight line basis, over its expected useful life, as follows:

                 Freehold Property                                 60 years
                 Relay Systems                                5 to 12 years
                 Test Equipment                                     5 years
                 Furniture & Fittings                               5 years
                 Computers                                        3/4 years
                 Motor Vehicles                                   4/5 years
                 Improvements to Leasehold Premises                 5 years

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                             YEAR ENDED 2 APRIL 1998


E.   STOCKS

     Consumable stores are valued at cost, less a provision for obsolescence where appropriate. Cost consists of the invoiced price of supplies.

F.   TAXATION

     Corporation tax payable is provided on taxable profits at the current rate.

     Advance corporation tax payable on dividends paid and provided for in the period is written off except when recoverability against corporation tax payable is considered to be reasonably assured. Credit is taken for advance corporation tax written off in previous years when it is recoverable against a corporation tax liability.

     Tax deferred or accelerated is accounted for in respect of all material timing differences only to the extent that it is probable that a liability or asset will crystallise in the foreseeable future. Timing differences arise from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements. Provision is made at the rate which is expected to be applied when the liability or asset is expected to crystallise. Where this is not known the latest estimate of the long-term tax rate applicable has been adopted.

G.   BAD DEBTS

     All balances due for over 12 months, together with all balances on disconnected accounts are provided against in full. A provision of 20% is made against amounts due for more than 6 months and less than 12 months.

H.   FOREIGN CURRENCIES

     Normal trading activities denominated in foreign currencies are recorded in Irish pounds at actual exchange rates as of the date of transaction. Monetary assets and liabilities denominated in foreign currencies are reported at the rates of exchange prevailing at the balance sheet date. Any gain or loss arising from a change in exchange rates subsequent to the date of the transaction is reported as an exchange gain or loss in the profit and loss account.

I.   PENSIONS

     Pension costs are accounted for on the basis of charging the expected cost of providing pensions over the period during which the company benefits from employees' services. The effects of variations from regular cost are spread over the expected average remaining service lives of the members of the scheme.

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                             YEAR ENDED 2 APRIL 1998



J.   LEASES

     Expenditure on leases which are operating leases is charged to the profit and loss account on a basis representative of the benefit derived from the asset, normally on a straight line basis, over the lease period.

                       CABLELINK LIMITED AND SUBSIDIARIES

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                             YEAR ENDED 2 APRIL 1998

                                                    NOTES    2 APRIL 1998     3 APRIL 1997
                                                               (IR POUND)       (IR POUND)
TURNOVER                                              1        36,647,492       32,938,312
Operating Expenses (net)                                       31,810,487       28,247,684
                                                               ----------       ----------
OPERATING PROFIT                                                4,837,005        4,690,628
Investment Income                                     2           746,627          600,055
Interest Payable and Similar Charges                  3          (129,075)        (122,624)
                                                               ----------       ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION         4         5,454,557        5,168,059
Tax on Profit on Ordinary Activities                  6        (1,646,939)      (1,863,446)
                                                               ----------       ----------
PROFIT FOR THE YEAR                                   7         3,807,618        3,304,613
Dividends                                             8                 -                -
                                                               ----------       ----------
PROFIT FOR THE YEAR RETAINED                                    3,807,618        3,304,613
                                                               ==========       ==========


In arriving at the results for the financial year, all amounts above relate to continuing operations.

                 STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

The company has no recognised gains and losses other than those included in the profits above and, therefore, no separate statement of total recognised gains and losses has been presented.

                         NOTE OF HISTORICAL COST PROFITS

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

                    STATEMENT OF MOVEMENT IN RETAINED PROFITS

                                           2 APRIL 1998             3 APRIL 1997
                                             (IR POUND)               (IR POUND)

RETAINED PROFIT AT 3 APRIL 1997              20,689,352               17,384,739
PROFIT FOR THE YEAR RETAINED                  3,807,618                3,304,613
                                             ----------               ----------
RETAINED PROFIT AT 2 APRIL 1998              24,496,970               20,689,352
                                             ==========               ==========

                                              ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )   DIRECTORS
                                                  K J Windle    )

The notes on pages 32 to 34 and 39 to 50 form part of these Financial Statements
                            Auditors' Report page 31.

                       CABLELINK LIMITED AND SUBSIDIARIES

                  CONSOLIDATED BALANCE SHEET AS AT 2 APRIL 1998


                                         NOTES            2 APRIL 1998                     3 APRIL 1997
                                                   (IR POUND)        (IR POUND)     (IR POUND)        (IR POUND)
FIXED ASSETS

Tangible Fixed Assets                      9                         36,871,721                       30,509,331

CURRENT ASSETS

Stocks                                    11        2,881,359                        3,254,794
Debtors                                   12        2,207,929                        1,798,265
Cash at Bank and in Hand                           12,044,841                       11,537,911
                                                   ----------                       ----------
                                                   17,134,129                       16,590,970
CREDITORS

Amounts falling due
within one year                            13     (19,575,119)                     (16,790,188)
                                                   ----------                       ----------
NET CURRENT (LIABILITIES)                                            (2,440,990)                        (199,218)
                                                                     ----------                       ----------
TOTAL ASSETS LESS CURRENT
Liabilities                                                          34,430,731                       30,310,113

Provisions for Liabilities
and Charges                                16                        (2,459,000)                      (2,146,000)
                                                                     ----------                       ----------
NET ASSETS                                                           31,971,731                       28,164,113
                                                                     ==========                       ==========
CAPITAL AND RESERVES

Called up Share Capital                    17                            86,980                           86,980
Share Premium Account                      18                         7,124,448                        7,124,448
Other Reserves                             18                           263,333                          263,333
Profit & Loss Account                                                24,496,970                       20,689,352
                                                                     ----------                       ----------
SHAREHOLDERS' FUNDS - EQUITY               22
  INTERESTS                                                          31,971,731                       28,164,113
                                                                     ==========                       ==========


                                              ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )  DIRECTORS
                                                  K J Windle    )


The notes on pages 32 to 34 and 39 to 50 form part of these Financial Statements
                            Auditors' Report page 31.

                       CABLELINK LIMITED AND SUBSIDIARIES

                    COMPANY BALANCE SHEET AS AT 2 APRIL 1998


                                         NOTES             2 APRIL 1998                     3 APRIL 1997
                                                   (IR POUND)        (IR POUND)      (IR POUND)       (IR POUND)
FIXED ASSETS
Tangible Fixed Assets                       9                        30,521,911                       25,371,224
Financial Assets                           10                           601,100                          601,100
                                                                     ----------                       ----------
                                                                     31,123,011                       25,972,324
CURRENT ASSETS

Stocks                                     11       2,390,302                        2,807,130
Debtors:
   amounts due after one year              12       5,080,174                        4,127,994
   amounts due within one year             12       1,917,114                        1,514,395
Cash at Bank and in Hand                           12,036,403                       11,531,282
                                                   ----------                       ----------
                                                   21,423,993                       19,980,801
CREDITORS

Amounts falling due
within one year                            13     (18,365,104)                     (15,887,237)
                                                   ----------                       ----------
NET CURRENT ASSETS                                                    3,058,889                        4,093,564
                                                                     ----------                       ----------
TOTAL ASSETS LESS CURRENT  LIABILITIES                               34,181,900                       30,065,888

Provisions for Liabilities
  and Charges                              16                        (2,000,000)                      (1,720,000)
                                                                     ----------                       ----------
NET ASSETS                                                           32,181,900                       28,345,888
                                                                     ==========                       ==========

CAPITAL AND RESERVES

Called up Share Capital                    17                            86,980                           86,980
Share Premium Account                      18                         7,124,448                        7,124,448
Other Reserves                             18                           263,333                          263,333
Profit & Loss Account                                                24,707,139                       20,871,127
                                                                     ----------                       ----------
SHAREHOLDERS' FUNDS - EQUITY
Interests                                                            32,181,900                       28,345,888
                                                                     ==========                       ==========


                                              ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )  DIRECTORS
                                                  K J Windle    )


The notes on pages 32 to 34 and 39 to 50 form part of these Financial Statements
                            Auditors' Report page 31.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        CONSOLIDATED CASH FLOW STATEMENT
                             YEAR ENDED 2 APRIL 1998


                                                           NOTES      2 APRIL 1998       3 APRIL 1997
                                                                        (IR POUND)         (IR POUND)


CASH FROM OPERATING ACTIVITIES                               19A        13,665,358         10,171,179

RETURNS ON INVESTMENT AND SERVICING OF FINANCE               19B           617,552            477,431

TAXATION                                                                (1,775,939)          (528,630)

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT                 19C       (12,000,041)       (11,003,617)
                                                                        ----------         ----------

Cash Inflow/(Outflow) Before
Use of Liquid Resources                                                    506,930           (883,637)

MANAGEMENT OF LIQUID RESOURCES                               19D           390,255            158,816
                                                                        ----------         ----------
INCREASE/(DECREASE) IN CASH IN YEAR                                        897,185           (724,821)
                                                                        ==========         ==========

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

Increase/(Decrease) in Cash in Year                                        897,185           (724,821)

Cash (Inflow) from (Decrease) in
Liquid Resources                                                          (390,255)          (158,816)
                                                                        ----------         ----------
Movement in Net Funds in Year                                              506,930           (883,637)

Net Funds at Start of Year                                              11,537,911         12,421,548
                                                                        ----------         ----------
NET FUNDS AT END OF YEAR                                     20         12,044,841         11,537,911
                                                                        ==========         ==========


The notes on pages 32 to 34 and 39 to 50 form part of these Financial Statements
                            Auditors' Report page 31.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


1.   TURNOVER

     Turnover is represented by revenue from subscribers and is generated in total in the Republic of Ireland.


2.   INVESTMENT INCOME
                                                   2 APRIL 1998     3 APRIL 1997
                                                     (IR POUND)       (IR POUND)

     Interest Receivable and Similar Income             746,627          600,055
                                                        =======          =======

3.   INTEREST PAYABLE AND SIMILAR CHARGES
                                                   2 APRIL 1998     3 APRIL 1997
                                                     (IR POUND)       (IR POUND)

     On bank loans, overdrafts and other
       loans wholly repayable within five years         129,075          122,624
                                                        =======          =======

4.   PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                                 2 APRIL 1998           3 APRIL 1997
                                                                   (IR POUND)             (IR POUND)

     Profit on ordinary activities before
     taxation is stated after charging/(crediting):

     Directors' emoluments:

     Fees                                                              15,500                 15,500

     Other emoluments (including pension contributions)               108,011                105,643
                                                                    ---------              ---------
                                                                      123,511                121,143
                                                                    =========              =========

     (Profit) on disposal of tangible fixed assets                    (61,907)              (145,387)
                                                                    =========              =========

     Depreciation of Tangible Fixed Assets                          5,699,558              5,096,042
                                                                    =========              =========

     Auditors' Remuneration                                            15,000                 15,000
                                                                    =========              =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


5.   EMPLOYEES

     The average number of employees (including executive directors) during the year, analysed by category, was as follows:

                                                     NUMBERS EMPLOYED
                                              2 APRIL 1998       3 APRIL 1997

     Marketing & Customer Service                       61                 60
     Operations                                        154                154
     Administration                                     42                 39
                                                       ---                ---
                                                       257                253
                                                       ===                ===

     The aggregate payroll costs of these employees were as follows:

                                              2 APRIL 1998       3 APRIL 1997
                                                (IR POUND)         (IR POUND)

     Wages and Salaries                          4,984,916          4,668,610
     Social Welfare Costs                          424,183            408,100
     Other Pension Costs                           272,294            244,916
                                                 ---------          ---------
                                                 5,681,393          5,321,626
                                                 =========          =========

6.   TAX ON PROFIT ON ORDINARY ACTIVITIES
                                              2 APRIL 1998       3 APRIL 1997
                                                (IR POUND)         (IR POUND)

     Corporation Tax @ 36%/32%                   1,333,939          1,775,446
     Deferred Tax                                  313,000             88,000
                                                 ---------          ---------
                                                 1,646,939          1,863,446
                                                 =========          =========

7.   PROFIT FOR FINANCIAL YEAR

     (IR Pound) 3,836,012 (1997: (IR Pound) 3,236,552) of this profit has been dealt with in the profit and loss account of Cablelink Limited, which, as permitted by Section 3 (2) of the Companies (Amendment) Act 1986, is not presented in these financial statements.

8.   DIVIDENDS
                                              2 APRIL 1998       3 APRIL 1997
                                                (IR POUND)         (IR POUND)
     PAID:
     Dividend on ordinary shares of
       (IR Pound) 1 each                               Nil                Nil
                                                       ===                ===

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998

9.   TANGIBLE FIXED ASSETS


                                                     FURNITURE                               IMPROVEMENTS
                              RELAY                     AND                         MOTOR    TO LEASEHOLD    FREEHOLD
                             SYSTEMS    EQUIPMENT    FIXTURES      COMPUTER       VEHICLES     PROPERTY      PROPERTY      TOTAL
     GROUP                  (IR POUND)  (IR POUND)   (IR POUND)   (IR POUND)     (IR POUND)   (IR POUND)    (IR POUND)   (IR POUND)

     COST
     At 3 April 1997       52,977,127     817,721    1,234,144     2,434,013    1,314,107        945,026     332,031     60,054,169
     Additions              8,675,331      52,794      150,218     2,890,353      227,338         59,271      19,275     12,074,580
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
                           61,652,458     870,515    1,384,362     5,324,366    1,541,445      1,004,297     351,306     72,128,749
     Less:  Disposals        (291,195)     (1,760)      (4,953)            -     (233,627)             -           -       (531,535)
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
     At 2 April 1998       61,361,263     868,755    1,379,409     5,324,366    1,307,818      1,004,297     351,306     71,597,214
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------

     DEPRECIATION
     At 3 April 1997       25,250,252     656,380      821,580     1,780,918      669,869        316,524      49,315     29,544,838
     Charge for the Year    4,701,782      67,295      147,741       470,380      273,837         31,831       6,692      5,699,558
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
                           29,952,034     723,675      969,321     2,251,298      943,706        348,355      56,007     35,244,396
     Less:  Disposals        (291,195)     (1,760)      (4,650)            -     (221,298)             -           -       (518,903)
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
     At 2 April 1998       29,660,839     721,915      964,671     2,251,298      722,408        348,355      56,007     34,725,493
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------

     NET BOOK AMOUNT AT
     2 April 1998          31,700,424     146,840      414,738     3,073,068      585,410        655,942     295,299     36,871,721
                           ==========     =======    =========     =========    =========      =========     =======     ==========
     3 April 1997          27,726,875     161,341      412,564       653,095      644,238        628,502     282,716     30,509,331
                           ==========     =======    =========     =========    =========      =========     =======     ==========


     The basis by which depreciation is calculated are stated in accounting policy Note D.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998

9.   TANGIBLE FIXED ASSETS


                                                     FURNITURE                               IMPROVEMENTS
                              RELAY                     AND                         MOTOR    TO LEASEHOLD    FREEHOLD
                             SYSTEMS    EQUIPMENT    FIXTURES      COMPUTER       VEHICLES     PROPERTY      PROPERTY      TOTAL
     COMPANY                (IR POUND)  (IR POUND)   (IR POUND)   (IR POUND)     (IR POUND)   (IR POUND)    (IR POUND)   (IR POUND)

     COST
     At 3 April 1997       44,352,537     712,008    1,159,705     2,290,036    1,186,885      723,301       332,031     50,756,503
     Additions              6,615,220      34,349      131,009     2,828,126      192,920       36,026        19,275      9,856,925
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
                           50,967,757     746,357    1,290,714     5,118,162    1,379,805      759,327       351,306     60,613,428
     Less:  Disposals        (202,500)          -       (4,953)            -     (205,827)           -             -       (413,280)
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
     At 2 April 1998       50,765,257     746,357    1,285,761     5,118,162    1,173,978      759,327       351,306     60,200,148
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------

     DEPRECIATION
     At 3 April 1997       21,477,403     570,068      766,170     1,674,191      603,517      244,615        49,315     25,385,279
     Charge for the Year    3,771,804      57,823      139,426       450,450      248,202       20,354         6,692      4,694,751
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
                           25,249,207     627,891      905,596     2,124,641      851,719      264,969        56,007     30,080,030
     Less:  Disposals        (202,500)          -       (4,650)            -     (194,643)           -             -       (401,793)
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------
     At 2 April 1998       25,046,707     627,891      900,946     2,124,641      657,076      264,969        56,007     29,678,237
                           ----------     -------    ---------     ---------    ---------      ---------     -------     ----------

     NET BOOK AMOUNT AT
     2 April 1998          25,718,550     118,466      384,815     2,993,521      516,902      494,358       295,299     30,521,911
                           ==========     =======    =========     =========    =========      =========     =======     ==========

     3 April 1997          22,875,134     141,940      393,535       615,845      583,368      478,686       282,716     25,371,224
                           ==========     =======    =========     =========    =========      =========     =======     ==========



     The basis by which depreciation is calculated are stated in accounting policy Note D.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


10.  FINANCIAL ASSETS

                                               2 APRIL 1998        3 APRIL 1997
                                                  (IR POUND)         (IR POUND)

     INTEREST IN SUBSIDIARY COMPANIES:

     Cablelink Construction Limited                 600,000             600,000

     Cablelink Waterford Limited                        100                 100
     Cablelink Galway Limited                         1,000               1,000
                                                    -------             -------
                                                    601,100             601,100
                                                    =======             =======

     In the opinion of the directors, the value of the interest in subsidiary companies is not less than the amounts stated.

11.  STOCKS

     GROUP AND COMPANY

     Stocks represent goods purchased for the construction and maintenance of the cable systems. The replacement cost of stocks did not exceed the valuation on a FIFO basis by a material amount.

12.  DEBTORS: AMOUNTS FALLING DUE AFTER ONE YEAR

                                                    2 APRIL 1998    3 APRIL 1997
                                                      (IR POUND)      (IR POUND)
     COMPANY
     Amounts Due by Group Companies (Note 15)          5,080,174       4,127,994
                                                       =========       =========

     DEBTORS:  AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                    2 APRIL 1998    3 APRIL 1997
                                                      (IR POUND)      (IR POUND)
     GROUP
     Trade Debtors                                     1,205,789       1,201,745
     Prepayments                                         609,447         269,723
     Other Debtors                                       392,693         326,797
                                                       ---------       ---------
                                                       2,207,929       1,798,265
                                                       =========       =========

     COMPANY
     Trade Debtors                                     1,017,865         999,963
     Prepayments                                         560,758         229,901
     Other Debtors                                       338,491         284,531
                                                       ---------       ---------
                                                       1,917,114       1,514,395
                                                       =========       =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


13.  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                   2 APRIL 1998    3 APRIL 1997
                                                     (IR POUND)      (IR POUND)

     GROUP:
     Trade Creditors                                  1,700,422         726,871
     Taxation and Social Welfare (Note 14)            2,239,412       2,680,482
     Accruals                                         6,854,000       5,533,715
     Deferred Income                                  8,781,285       7,849,120
                                                     ----------      ----------
                                                     19,575,119      16,790,188
                                                     ==========      ==========

     COMPANY:
     Trade Creditors                                  1,568,637         567,941
     Taxation and Social Welfare (Note 14)            1,974,738       2,475,221
     Accruals                                         6,367,776       5,134,984
     Amounts owed to group companies (Note 15)          618,178         618,178
     Deferred Income                                  7,835,775       7,090,913
                                                     ----------      ----------
                                                     18,365,104      15,887,237
                                                     ==========      ==========
14.  TAXATION CREDITORS

     The taxation creditors included in taxation and social welfare are made up as follows:

                                                   2 APRIL 1998    3 APRIL 1997
                                                     (IR POUND)      (IR POUND)

     GROUP:
     Corporation Tax                                  1,336,000       1,778,000
     PAYE                                                80,376         107,515
     PRSI                                                46,820          62,355
     VAT                                                631,676         702,914
     Construction Tax                                    23,643          19,952
     Pension Refund Tax                                   3,322               -
     Withholding Tax - Professional Fees                117,575           9,746
                                                     ----------      ----------
                                                      2,239,412       2,680,482
                                                     ==========      ==========
     COMPANY:
     Corporation Tax                                  1,230,000       1,680,000
     PAYE                                                73,785          99,707
     PRSI                                                43,105          58,236
     VAT                                                493,153         613,879
     Construction Tax                                    14,295          13,653
     Pension Refund Tax                                   3,322               -
     Withholding Tax - Professional Fees                117,078           9,746
                                                     ----------      ----------
                                                      1,974,738       2,475,221
                                                     ==========      ==========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


15.  INTERCOMPANY BALANCES

                                                  2 APRIL 1998      3 APRIL 1997
                                                    (IR POUND)        (IR POUND)
     COMPANY:

     Receivable:
     Cablelink Waterford Limited                     2,678,785         1,491,942
     Cablelink Galway Limited                        2,401,389         2,636,052
                                                     ---------         ---------
                                                     5,080,174         4,127,994
                                                     =========         =========

     Payable:
     Cablelink Construction Limited                    618,178           618,178
                                                     =========         =========


16.  PROVISIONS FOR LIABILITIES AND CHARGES

                                                  2 APRIL 1998      3 APRIL 1997
                                                          FULL              FULL
                                                     POTENTIAL         POTENTIAL
                                                     LIABILITY         LIABILITY
                                                    (IR POUND)        (IR POUND)
     DEFERRED TAXATION:

     GROUP:

     Tax impact of timing differences:
     Capital Allowances/Depreciation                 2,459,000         2,146,000
                                                     =========         =========

     COMPANY:

     Tax impact of timing differences:
     Capital Allowances/Depreciation                 2,000,000         1,720,000
                                                     =========         =========


17.  CALLED UP SHARE CAPITAL

                                                  2 APRIL 1998      3 APRIL 1997
                                                    (IR POUND)        (IR POUND)

     AUTHORISED:
     1,085,000 Ordinary Shares of
       (IR Pound) 1 each                             1,085,000         1,085,000
                                                     =========         =========

     ALLOTTED, CALLED UP AND FULLY PAID:
     86,980 Ordinary Shares of
       (IR Pound) 1 each                                86,980            86,980
                                                     =========         =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


18.  CAPITAL RESERVES

                                    SHARE          CAPITAL
                                  PREMIUM       REDEMPTION
                                  ACCOUNT     RESERVE FUND              TOTAL
                               (IR POUND)       (IR POUND)         (IR POUND)

        At 2 April 1998        7,124,448           263,333          7,387,781
                               =========           =======          =========

        At 3 April 1997        7,124,448           263,333          7,387,781
                               =========           =======          =========

19A. RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH FLOWS

                                                 2 APRIL 1998    3 APRIL 1997
                                                   (IR POUND)      (IR POUND)

     Operating Profit                               4,837,005       4,690,628
     Depreciation Charges                           5,699,558       5,096,042
     (Profit) on Sale of Tangible Fixed Assets        (61,907)       (145,387)
     Decrease/(Increase) in Stocks                    373,435        (254,878)
     (Increase) in Debtors                           (409,664)       (233,064)
     Increase in Creditors                          3,226,931       1,017,838
                                                   ----------      ----------
                                                   13,665,358      10,171,179
                                                   ==========      ==========

19B. RETURN ON INVESTMENTS AND SERVICING OF FINANCE

                                                 2 APRIL 1998      3 APRIL 1997
                                                   (IR POUND)        (IR POUND)

     Interest Received                                746,627           600,055
     Interest Paid                                   (129,075)         (122,624)
                                                      -------           -------
     NET CASH OUTFLOW FOR RETURNS ON
     INVESTMENTS AND SERVICING OF FINANCE             617,552           477,431
                                                      =======           =======

19C. CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT

                                                2 APRIL 1998       3 APRIL 1997
                                                  (IR POUND)         (IR POUND)

     Purchases of Fixed Assets                   (12,074,580)       (11,172,235)
     Proceeds from Disposals of Fixed Assets          74,539            168,618
                                                  ----------         ----------
                                                 (12,000,041)       (11,003,617)
                                                  ==========         ==========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


19D. MANAGEMENT OF LIQUID RESOURCES

                                            2 APRIL 1998       3 APRIL 1997
                                              (IR POUND)         (IR POUND)

     (Increase)/Decrease in Term
        Deposits with Banks                     (390,255)           158,816
                                                 -------            -------
                                                (390,255)           158,816
                                                 =======            =======

20.  ANALYSIS OF THE CHANGES IN NET FUNDS

                                           AT                                 AT
                                  3 APRIL 1997      CASH FLOWS      2 APRIL 1998
                                    (IR POUND)      (IR POUND)        (IR POUND)

     Cash at Bank and in Hand         (771,418)        897,185           125,767

     Term Deposits                  12,309,329        (390,255)       11,919,074
                                    ----------         -------        ----------
                                    11,537,911         506,930        12,044,841
                                    ==========         =======        ==========

21.  COMMITMENTS

     FUTURE CAPITAL EXPENDITURE NOT PROVIDED FOR:

                                              2 APRIL 1998        3 APRIL 1997
                                                (IR POUND)          (IR POUND)
     GROUP

     Contracted for                              2,417,000             810,000
     Authorised but not Contracted for           4,619,000           2,950,000
                                                 ---------           ---------
                                                 7,036,000           3,760,000
                                                 =========           =========
     COMPANY

     Contracted for                              2,389,000             796,500
     Authorised but not Contracted for           4,619,000           2,950,000
                                                 ---------           ---------
                                                 7,008,000           3,746,500
                                                 =========           =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


21.  COMMITMENTS (CONTINUED)

     OPERATING LEASE COMMITMENTS

     The group has commitments under operating leases to make payments totalling (IR Pound) 314,500 for the next year (company - (IR Pound) 270,500) (1997: group - (IR Pound) 314,500, company - (IR Pound) 270,500) as follows:

                                                  LAND AND BUILDINGS
                                                 GROUP         COMPANY
                                               (IR POUND)     (IR POUND)
     Expiring:
               Within one year
               Between two and five years
               More than five years            314,500         270,500
                                               -------         -------
                                               314,500         270,500
                                               =======         =======

     The rentals payable under leases in respect of land and buildings are subject to renegotiation at various intervals specified in the leases.


22.  STATEMENT OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                         2 APRIL 1998       3 APRIL 1997
                                           (IR POUND)         (IR POUND)

     Profit for financial year              3,807,618          3,304,613
     Opening shareholders' funds           28,164,113         24,859,500
                                           ----------         ----------
     CLOSING SHAREHOLDERS' FUNDS           31,971,731         28,164,113
                                           ==========         ==========

23.  CONTINGENT LIABILITIES

     (i) The company has given irrevocable guarantees in respect of the liabilities, referred to in Section 5 (c) of the Companies (Amendment) Act 1986, of Cablelink Galway Limited, Cablelink Waterford Limited, Cablelink Construction Limited and Dublin Cablesystems Limited. In the opinion of the directors, no losses are likely to arise in respect of this contingency.

     (ii) In the past, the company has been required to place certain of its cables underground. No provision has been made in the financial statements for costs which may be incurred in doing similar work in the future. The amount of such costs cannot be estimated with any reasonable accuracy but are not currently expected to be significant.

     (iii)From time to time the Group is involved in legal cases which arise through the normal course of business. In one such case, the Group is engaged in a dispute with the Irish Revenue Authorities. The Directors are confident that this dispute will be resolved in the Group's favour.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998

24.  RELATED PARTY TRANSACTIONS

     (i) Included in cash and bank balances at the year end is (IR Pound) 2,332,176 which is held on deposit with Irish Telecommunications Investments plc ("ITI"). Interest earned on deposits with ITI during the year amounted to (IR Pound) 147k.

     (ii) During the year, the following related party transactions were undertaken with Telecom Eireann:-

                      Purchase of Fixed Assets           (IR Pound) 1,377k
                      Duct Rental                        (IR Pound) 278k
                      Accommodation                      (IR Pound) 143k
                      Telephone Charges                  (IR Pound) 150k
                      Other                              (IR Pound) 111k

     (iii)During the year, the following related party transactions were undertaken with RTE:

                      Secondment of Personnel            (IR Pound) 88k

     (iv) During the year, the following related party transactions were undertaken with Eircell:

                      Telephone Charges                  (IR Pound) 99k

25.  ULTIMATE PARENT COMPANY

     Bord Telecom Eireann, a company incorporated in the Republic of Ireland, is the ultimate parent company. The group in which the results of the company are consolidated is that headed by Bord Telecom Eireann. Copies of the group financial statements of Bord Telecom Eireann are available at 114 St. Stephen's Green West, Dublin 2.

26.  GROUP COMPANIES

        NAME                                        % OWNED               PRINCIPAL ACTIVITY
        Cablelink Limited                                                 Cable and MDS Television Systems

        Subsidiaries:
        Cablelink Waterford Limited                   100%                Cable and MDS Television Systems
        Cablelink Galway Limited                      100%                Cable and MDS Television Systems
        Dublin Cablesystems Limited                   100%                Non-trading
        Cablelink Construction Limited                100%                Non-trading


     (A) All of the above companies are incorporated and operate in the Republic of Ireland.

     (B) All of the group's interest in subsidiary companies consist of ordinary share capital.

     (C) The registered office of the company and its subsidiaries is 10 Pembroke Place, Ballsbridge, Dublin 4.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 2 APRIL 1998


27.  SECTION 17 GUARANTEE

     Each of the Subsidiary companies listed in note 26 and consolidated into these financial statements have availed of the exemption from filing their individual financial statements set out in Section 17 of the Companies (Amendment) Act, 1986.


28.  PENSION

     The group operates a contributory defined benefit pension scheme covering all of its permanent employees. The scheme's funds are administered by trustees and are held separately from those of the group.

     The total pension cost for the group was (IR Pound) 90,624 (1997: (IR Pound) 79,411). The pension cost is assessed in accordance with the advice of an independent qualified actuary using the aggregate method at triennial intervals. The latest actuarial valuation of the scheme was at 1 August 1995. The primary financial assumption underlying the actuarial valuation was that the scheme's investments will earn a real rate of investment return, over and above salary inflation and pension increases, of 1.5% per annum. The actuarial report is not available for public inspection.

     At the date of the latest actuarial valuation, the market value of the assets of the scheme was (IR Pound) 2,227,214 and the actuarial value of the assets was sufficient to cover 129% of the benefits which had accrued to members, after allowing for expected future increases in earnings.

     Contributions to an external pension scheme on behalf of seconded personnel were (IR Pound) 117,889 (1997: (IR Pound) 108,154).

29.  APPROVAL OF FINANCIAL STATEMENTS

     The directors approved the financial statements on 8 May 1998.




                            Auditors' Report page 31.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997

                    REPORT OF THE AUDITORS TO THE MEMBERS OF

                                CABLELINK LIMITED


We have audited the financial statements on pages 53 to 71.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The Company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion, the financial statements give a true and fair view of the state of affairs of the group and the company as at 3 April 1997 and of the profit, total recognised gains and cash flows of the group for the year then ended and have been properly prepared in accordance with the Companies Acts 1963 to 1990 and the European Communities (Companies: Group Accounts) Regulations 1992.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

The net assets of the company, as stated in the balance sheet on page 11, are more than half the amount of its called up share capital and, in our opinion, on that basis there did not exist at 3 April 1997 a financial situation which, under Section 40(1) of the Companies (Amendment) Act 1983, would require the convening of an Extraordinary General Meeting of the company.


                                                       COOPERS & LYBRAND
                                                 -----------------------
                                                   CHARTERED ACCOUNTANTS
                                                 AND REGISTERED AUDITORS
9 May 1997
Dublin

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                             YEAR ENDED 3 APRIL 1997


The significant accounting policies adopted by the company are as follows:-

A.   BASIS OF ACCOUNTING

     The financial statements are prepared under the historical cost convention.

B.   BASIS OF CONSOLIDATION

     The consolidated profit and loss account and balance sheet include the financial statements of the parent company and its subsidiaries made up to 3 April 1997.

C.   TURNOVER

     Turnover comprises:

     (i) Service revenue from subscribers, net of value added tax which is accounted for on an earnings basis. Deferred income (which is included under the balance sheet category "Creditors: Amounts falling due within one year") represents the proportion of service revenue received which relates to future periods.

     (ii) Revenues in respect of charges for connecting customers to the relay systems, net of value added tax, is accounted for on a cash receipts basis. However, in instances where connection revenue from an applicant exceeds (IR Pound) 30 it is deducted from the capitalised connection cost rather than included in revenue.

D.   TANGIBLE FIXED ASSETS

     Additions  to  the  relay  systems,   including  the  costs  of  connecting
     subscribers for the first time, are capitalised.

     The costs of disconnection and reconnection of subscribers are charged to the profit and loss account.

     Connection and reconnection fees are credited to the profit and loss account in the period in which they are received where they are less than (IR Pound) 30. Where they exceed (IR Pound) 30, they are deducted from the capitalised connection costs.

     Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset, other than freehold land, on a straight line basis, over its expected useful life, as follows:

                Freehold Property                          60 years
                Relay Systems                         5 to 12 years
                Test Equipment                              5 years
                Furniture & Fittings                        5 years
                Computers                                 3/4 years
                Motor Vehicles                            4/5 years

     Improvements to Leasehold Premises 5 years

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                             YEAR ENDED 3 APRIL 1997



E.   STOCKS

     Consumable stores are valued at cost, less a provision for obsolescence where appropriate. Cost consists of the invoiced price of supplies.

F.   TAXATION

     Corporation tax payable is provided on taxable profits at the current rate.

     Advance corporation tax payable on dividends paid and provided for in the period is written off except when recoverability against corporation tax payable is considered to be reasonably assured. Credit is taken for advance corporation tax written off in previous years when it is recoverable against a corporation tax liability.

     Tax deferred or accelerated is accounted for in respect of all material timing differences only to the extent that it is probable that a liability or asset will crystallise in the foreseeable future. Timing differences arise from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements. Provision is made at the rate which is expected to be applied when the liability or asset is expected to crystallise. Where this is not known the latest estimate of the long-term tax rate applicable has been adopted.

G.   BAD DEBTS

     All balances due for over 12 months, together with all balances on disconnected accounts are provided against in full. A provision of 20% is made against amounts due for more than 6 months and less than 12 months.

H.   FOREIGN CURRENCIES

     Normal trading activities denominated in foreign currencies are recorded in Irish pounds at actual exchange rates as of the date of transaction. Monetary assets and liabilities denominated in foreign currencies are reported at the rates of exchange prevailing at the balance sheet date. Any gain or loss arising from a change in exchange rates subsequent to the date of the transaction is reported as an exchange gain or loss in the profit and loss account.

I.   PENSIONS

     Pension costs are accounted for on the basis of charging the expected cost of providing pensions over the period during which the company benefits from employees' services. The effects of variations from regular cost are spread over the expected average remaining service lives of the members of the scheme.

                       CABLELINK LIMITED AND SUBSIDIARIES

                               ACCOUNTING POLICIES
                             YEAR ENDED 2 APRIL 1998




J.   LEASES

     Expenditure on leases which are operating leases is charged to the profit and loss account on a basis representative of the benefit derived from the asset, normally on a straight line basis, over the lease period.

                       CABLELINK LIMITED AND SUBSIDIARIES

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                             YEAR ENDED 3 APRIL 1997


                                                           NOTES           3 APRIL 1997             4 APRIL 1996
                                                                             (IR POUND)               (IR POUND)

TURNOVER                                                     1               32,938,312               28,477,624
Operating Expenses (net)                                                     28,247,684               24,558,192
                                                                             ----------               ----------
OPERATING PROFIT                                                              4,690,628                3,919,432
Investment Income                                            2                  600,055                  706,853
Interest Payable and Similar Charges                         3                 (122,624)                (111,798)
                                                                             ----------               ----------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                4                5,168,059                4,514,487
Tax on Profit on Ordinary Activities                         6               (1,863,446)              (1,743,997)
                                                                             ----------               ----------
PROFIT FOR THE YEAR                                          7                3,304,613                2,770,490
Dividends                                                    8                        -                        -
                                                                             ----------               ----------
PROFIT FOR THE YEAR RETAINED                                                  3,304,613                2,770,490
                                                                             ==========               ==========

In arriving at the results for the financial year, all amounts above relate to continuing operations.

                 STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

The company has no recognised gains and losses other than those included in the profits above and, therefore, no separate statement of total recognised gains and losses has been presented.

                         NOTE OF HISTORICAL COST PROFITS

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

                    STATEMENT OF MOVEMENT IN RETAINED PROFITS


                                            3 APRIL 1997        4 APRIL 1996
                                              (IR POUND)          (IR POUND)

RETAINED PROFIT AT 4 APRIL 1996               17,384,739          14,614,249

PROFIT FOR THE YEAR RETAINED                   3,304,613           2,770,490
                                              ----------          ----------

RETAINED PROFIT AT 3 APRIL 1997               20,689,352          17,384,739
                                              ==========          ==========

                                              ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )   DIRECTORS
                                                  K J Windle    )


The notes on pages 53 to 55 and 60 to 71 form part of these Financial Statements
                            Auditors' Report page 52.

                       CABLELINK LIMITED AND SUBSIDIARIES

                  CONSOLIDATED BALANCE SHEET AS AT 3 APRIL 1997


                                         NOTES            3 APRIL 1997                     4 APRIL 1996
                                                   (IR POUND)        (IR POUND)      (IR POUND)      (IR POUND)

FIXED ASSETS

Tangible Fixed Assets                      9                         30,509,331                       24,456,369

CURRENT ASSETS

Stocks                                    11        3,254,794                        2,999,916
Debtors                                   12        1,798,265                        1,565,201
Cash at Bank and in Hand                           11,537,911                       12,421,548
                                                   ----------                       ----------
                                                   16,590,970                       16,986,665
CREDITORS

Amounts falling due
within one year                            13     (16,790,188)                     (14,525,534)
                                                   ----------                       ----------

NET CURRENT (LIABILITIES) / ASSETS                                     (199,218)                       2,461,131
                                                                     ----------                       ----------
TOTAL ASSETS LESS CURRENT LIABILITIES                                30,310,113                       26,917,500

Provisions for Liabilities
and Charges                                16                        (2,146,000)                      (2,058,000)
                                                                     ----------                       ----------
NET ASSETS                                                           28,164,113                       24,859,500
                                                                     ==========                       ==========

CAPITAL AND RESERVES

Called up Share Capital                    17                            86,980                           86,980
Share Premium Account                      18                         7,124,448                        7,124,448
Other Reserves                             18                           263,333                          263,333
Profit & Loss Account                                                20,689,352                       17,384,739
                                                                     ----------                       ----------
SHAREHOLDERS' FUNDS - EQUITY               22
  INTERESTS                                                          28,164,113                       24,859,500
                                                                     ==========                       ==========


                                              ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )  DIRECTORS
                                                  K J Windle    )

The notes on pages 53 to 55 and 60 to 71 form part of these Financial Statements
                            Auditors' Report page 52.

                       CABLELINK LIMITED AND SUBSIDIARIES

                    COMPANY BALANCE SHEET AS AT 3 APRIL 1997


                                         NOTES            3 APRIL 1997                     4 APRIL 1996
                                                   (IR POUND)        (IR POUND)      (IR POUND)      (IR POUND)

FIXED ASSETS
Tangible Fixed Assets                      9                         25,371,224                       20,310,577
Financial Assets                           10                           601,100                          601,100
                                                                     ----------                       ----------
                                                                     25,972,324                       20,911,677
CURRENT ASSETS

Stocks                                     11       2,807,130                        2,643,376
Debtors:
   amounts due after one year              12       4,127,994                        3,357,639
   amounts due within one year             12       1,514,395                        1,380,502
Cash at Bank and in Hand                           11,531,282                       12,415,258
                                                   ----------                       ----------
                                                   19,980,801                       19,796,775
CREDITORS

Amounts falling due within one year        13     (15,887,237)                     (13,949,216)
                                                   ----------                       ----------

NET CURRENT ASSETS                                                    4,093,564                        5,847,559
                                                                     ----------                       ----------
TOTAL ASSETS LESS CURRENT LIABILITIES                                30,065,888                       26,759,236

Provisions for Liabilities
  and Charges                              16                        (1,720,000)                      (1,650,000)
                                                                     ----------                       ----------
NET ASSETS                                                           28,345,888                       25,109,236
                                                                     ==========                       ==========

CAPITAL AND RESERVES

Called up Share Capital                    17                            86,980                           86,980
Share Premium Account                      18                         7,124,448                        7,124,448
Other Reserves                             18                           263,333                          263,333
Profit & Loss Account                                                20,871,127                       17,634,475
                                                                     ----------                       ----------
SHAREHOLDERS' FUNDS - EQUITY INTERESTS                               28,345,888                       25,109,236
                                                                     ==========                       ==========


                                              ON BEHALF OF THE BOARD

                                                  A Kane        )
                                                                )  DIRECTORS
                                                  K J Windle    )



The notes on pages 53 to 55 and 60 to 71 form part of these Financial Statements
                            Auditors' Report page 52.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        CONSOLIDATED CASH FLOW STATEMENT
                             YEAR ENDED 3 APRIL 1997

                                                           NOTES           3 APRIL 1997              4 APRIL 1996
                                                                             (IR POUND)                (IR POUND)

CASH FROM OPERATING ACTIVITIES                               19A             10,171,179                 9,975,104

RETURNS ON INVESTMENT AND SERVICING OF FINANCE               19B                477,431                   595,055

TAXATION                                                                       (528,630)               (1,681,997)

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT                 19C            (11,003,617)               (7,355,833)
                                                                             ----------                ----------
Cash (Outflow) / Inflow Before
Use of Liquid Resources                                                        (883,637)                1,532,329

MANAGEMENT OF LIQUID RESOURCES                               19D                158,816                  (806,604)
                                                                             ----------                ----------
(DECREASE)/INCREASE IN CASH IN YEAR                                            (724,821)                  725,725
                                                                             ==========                ==========


            RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

(DECREASE)/INCREASE IN CASH IN YEAR                                            (724,821)                  725,725

Cash (Inflow)/Outflow from
(Decrease)/Increase in Liquid Resources                                        (158,816)                  806,604
                                                                             ----------                ----------
Movement in Net Funds in Year                                                  (883,637)                1,532,329

Net Funds at Start of Year                                                   12,421,548                10,889,219
                                                                             ----------                ----------
NET FUNDS AT END OF YEAR                                     20              11,537,911                12,421,548
                                                                             ==========                ==========





The notes on pages 53 to 55 and 60 to 71 form part of these Financial Statements
                            Auditors' Report page 52.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


1.   TURNOVER

     Turnover is represented by revenue from subscribers and is generated in total in the Republic of Ireland.


2.   INVESTMENT INCOME

                                                   3 APRIL 1997   4 APRIL 1996
                                                     (IR POUND)     (IR POUND)

     Interest Receivable and Similar Income             600,055        706,853
                                                        =======        =======

3.   INTEREST PAYABLE AND SIMILAR CHARGES

                                                   3 APRIL 1997   4 APRIL 1996
                                                     (IR POUND)     (IR POUND)

     On bank loans, overdrafts and other
     loans wholly repayable within five years           122,624        111,798
                                                        =======        =======


4.   PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                          3 APRIL 1997    4 APRIL 1996
                                                            (IR POUND)      (IR POUND)
     Profit on ordinary activities before
     taxation is stated after charging/(crediting):

     Directors' emoluments:
     Fees                                                       15,500          16,375
     Other emoluments (including pension contributions)        105,643          93,839
                                                             ---------       ---------
                                                               121,143         110,214
                                                             =========       =========

     Depreciation of Tangible Fixed Assets                   5,096,042       4,200,474
                                                             =========       =========

     Auditors' Remuneration                                     15,000          15,000
                                                             =========       =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


5.   EMPLOYEES

     The average number of employees (including executive directors) during the year, analysed by category, was as follows:

                                               NUMBERS EMPLOYED
                                     3 APRIL 1997           4 APRIL 1996

     Marketing & Customer Service              60                     56
     Operations                               154                    140
     Administration                            39                     39
                                              ---                    ---
                                              253                    235
                                              ===                    ===

     The aggregate payroll costs of these employees were as follows:

                                     3 APRIL 1997           4 APRIL 1996
                                       (IR POUND)             (IR POUND)

     Wages and Salaries                 4,668,610              4,454,793
     Social Welfare Costs                 408,100                376,056
     Other Pension Costs                  244,916                237,373
                                        ---------              ---------
                                        5,321,626              5,068,222
                                        =========              =========

6.   TAX ON PROFIT ON ORDINARY ACTIVITIES

                                     3 APRIL 1997           4 APRIL 1996
                                       (IR POUND)             (IR POUND)

     Corporation Tax @ 38%              1,775,446              1,742,997
     Deferred Tax                          88,000                  1,000
                                        ---------              ---------
                                        1,863,446              1,743,997
                                        =========              =========

7.   PROFIT FOR FINANCIAL YEAR

     (IR Pound) 3,236,652 (1996: (IR Pound) 2,617,882) of this profit has been dealt with in the profit and loss account of Cablelink Limited, which, as permitted by Section 3 (2) of the Companies (Amendment) Act 1986, is not presented in these financial statements.

8.   DIVIDENDS

                                               3 APRIL 1997       4 APRIL 1996
                                                 (IR POUND)         (IR POUND)
     PAID:
     Dividend on ordinary shares of
       (IR Pound) 1 each                               Nil                 Nil
                                                       ===                 ===

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997

9.   TANGIBLE FIXED ASSETS

                                                     FURNITURE                               IMPROVEMENTS
                              RELAY                     AND                         MOTOR    TO LEASEHOLD    FREEHOLD
                             SYSTEMS    EQUIPMENT    FIXTURES      COMPUTER       VEHICLES     PROPERTY      PROPERTY      TOTAL
     GROUP                  (IR POUND)  (IR POUND)   (IR POUND)   (IR POUND)     (IR POUND)   (IR POUND)    (IR POUND)   (IR POUND)
     COST
     At 4 April 1996       42,968,321     785,006    1,090,465     2,021,276    1,182,768      882,650       319,082     49,249,568
     Additions             10,182,551      49,504      145,087       412,737      307,031       62,376        12,949     11,172,235
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
                           53,150,872     834,510    1,235,552     2,434,013    1,489,799      945,026       332,031     60,421,803
     Less:  Disposals        (173,745)    (16,789)      (1,408)            -     (175,692)           -             -       (367,634)
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
     At 3 April 1997       52,977,127     817,721    1,234,144     2,434,013    1,314,107      945,026       332,031     60,054,169
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------

     DEPRECIATION
     At 4 April 1996       21,261,178     588,255      673,641     1,374,157      565,656      287,314        42,998     24,793,199
     Charge for the Year    4,162,819      76,112      148,180       406,761      266,643       29,210         6,317      5,096,042
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
                           25,423,997     664,367      821,821     1,780,918      832,299      316,524        49,315     29,889,241

     Less:  Disposals        (173,745)     (7,987)        (241)            -     (162,430)           -             -       (344,403)
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
     At 3 April 1997       25,250,252     656,380      821,580     1,780,918      669,869      316,524        49,315     29,544,838
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
     NET BOOK AMOUNT AT
     3 April 1997          27,726,875     161,341      412,564       653,095      644,238      628,502       282,716     30,509,331
                           ==========     =======    =========     =========    =========      =======       =======     ==========

     4 April 1996          21,707,143     196,751      416,824       647,119      617,112      595,336       276,084     24,456,369
                           ==========     =======    =========     =========    =========      =======       =======     ==========

     The basis by which depreciation is calculated are stated in accounting policy Note D.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997

9.   TANGIBLE FIXED ASSETS


                                                     FURNITURE                               IMPROVEMENTS
                              RELAY                     AND                         MOTOR    TO LEASEHOLD    FREEHOLD
                             SYSTEMS    EQUIPMENT    FIXTURES      COMPUTER       VEHICLES     PROPERTY      PROPERTY      TOTAL
     COMPANY                (IR POUND)  (IR POUND)   (IR POUND)   (IR POUND)     (IR POUND)   (IR POUND)    (IR POUND)   (IR POUND)
     COST
     At 4 April 1996       35,883,404     685,385    1,019,850     1,895,806    1,069,628      691,397       319,082     41,564,552
     Additions              8,469,133      43,412      141,263       394,230      277,993       31,904        12,949      9,370,884
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
                           44,352,537     728,797    1,161,113     2,290,036    1,347,621      723,301       332,031     50,935,436
     Less:  Disposals               -     (16,789)      (1,408)            -     (160,736)           -             -       (178,933)
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
     At 3 April 1997       44,352,537     712,008    1,159,705     2,290,036    1,186,885      723,301       332,031     50,756,503
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------

     DEPRECIATION
     At 4 April 1996       18,049,686     510,463      625,236     1,287,967      512,715      224,910        42,998     21,253,975
     Charge for the Year    3,427,717      67,592      141,175       386,224      240,466       19,705         6,317      4,289,196
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
                           21,477,403     578,055      766,411     1,674,191      753,181      244,615        49,315     25,543,171
     Less:  Disposals               -      (7,987)        (241)            -     (149,664)           -             -       (157,892)
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------
     At 3 April 1997       21,477,403     570,068      766,170     1,674,191      603,517      244,615        49,315     25,385,279
                           ----------     -------    ---------     ---------    ---------      -------       -------     ----------

     NET BOOK AMOUNT AT
     3 April 1997          22,875,134     141,940      393,535       615,845      583,368      478,686       282,716     25,371,224
                           ==========     =======    =========     =========    =========      =======       =======     ==========

     4 April 1996          17,833,718     174,922      394,614       607,839      556,913      466,487       276,084     20,310,577
                           ==========     =======    =========     =========    =========      =======       =======     ==========


     The basis by which depreciation is calculated are stated in accounting policy Note D.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


10.  FINANCIAL ASSETS

                                             3 APRIL 1997        4 APRIL 1996
                                               (IR POUND)          (IR POUND)

     INTEREST IN SUBSIDIARY COMPANIES:

     Cablelink Construction Limited              600,000              600,000

     Cablelink Waterford Limited                     100                  100
     Cablelink Galway Limited                      1,000                1,000
                                                 -------              -------
                                                 601,100              601,100
                                                 =======              =======

     In the opinion of the directors, the value of the interest in subsidiary companies is not less than the amounts stated.

11.  STOCKS

     GROUP AND COMPANY

     Stocks represent goods purchased for the construction and maintenance of the cable systems. The replacement cost of stocks did not exceed the valuation on a FIFO basis by a material amount.

12.  DEBTORS: AMOUNTS FALLING DUE AFTER ONE YEAR

                                                    3 APRIL 1997    4 APRIL 1996
                                                      (IR POUND)      (IR POUND)
     COMPANY
     Amounts Due by Group Companies (Note 15)          4,127,994       3,357,639
                                                       =========       =========

     DEBTORS:  AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                    3 APRIL 1997    4 APRIL 1996
                                                      (IR POUND)      (IR POUND)
     GROUP
     Trade Debtors                                     1,201,745         966,899
     Prepayments                                         269,723         284,138
     Other Debtors                                       326,797         314,164
                                                       ---------       ---------
                                                       1,798,265       1,565,201
                                                       =========       =========

     COMPANY
     Trade Debtors                                       999,963         838,358
     Prepayments                                         229,901         270,038
     Other Debtors                                       284,531         272,106
                                                       ---------       ---------
                                                       1,514,395       1,380,502
                                                       =========       =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


13.  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                   3 APRIL 1997     4 APRIL 1996
                                                     (IR POUND)       (IR POUND)

     GROUP:
     Trade Creditors                                    726,871        1,106,730
     Taxation and Social Welfare (Note 14)            2,680,482        2,593,004
     Accruals                                         5,533,715        3,636,435
     Deferred Income                                  7,849,120        7,189,365
                                                     ----------       ----------
                                                     16,790,188       14,525,534
                                                     ==========       ==========

     COMPANY:
     Trade Creditors                                    567,941        1,022,719
     Taxation and Social Welfare (Note 14)            2,475,221        2,454,297
     Accruals                                         5,134,984        3,328,956
     Amounts owed to group companies (Note 15)          618,178          618,178
     Deferred Income                                  7,090,913        6,525,066
                                                     ----------       ----------
                                                     15,887,237       13,949,216
                                                     ==========       ==========


14.  TAXATION CREDITORS

     The taxation creditors included in taxation and social welfare are made up as follows:

                                                   3 APRIL 1997     4 APRIL 1996
                                                     (IR POUND)       (IR POUND)

     GROUP:
     Corporation Tax                                  1,778,000        1,751,000
     PAYE                                               107,515           76,980
     PRSI                                                62,355           47,370
     VAT                                                702,914          671,679
     Construction Tax                                    19,952           23,738
     Pension Refund Tax                                       -            1,897
     Withholding Tax - Professional Fees                  9,746           20,340
                                                     ----------       ----------
                                                      2,680,482        2,593,004
                                                     ==========       ==========

     COMPANY:
     Corporation Tax                                  1,680,000        1,730,000
     PAYE                                                99,707           69,980
     PRSI                                                58,236           42,959
     VAT                                                613,879          566,414
     Construction Tax                                    13,653           22,734
     Pension Refund Tax                                       -            1,897
     Withholding Tax - Professional Fees                  9,746           20,313
                                                     ----------       ----------
                                                      2,475,221        2,454,297
                                                     ==========       ==========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


15.  INTERCOMPANY BALANCES

                                                3 APRIL 1997      4 APRIL 1996
                                                  (IR POUND)        (IR POUND)
     COMPANY:

     Receivable:
     Cablelink Waterford Limited                   1,491,942           832,140
     Cablelink Galway Limited                      2,636,052         2,525,499
                                                   ---------         ---------
                                                   4,127,994         3,357,639
                                                   =========         =========

     Payable:
     Cablelink Construction Limited                  618,178           618,178
                                                   =========         =========

16.  PROVISIONS FOR LIABILITIES AND CHARGES
                                                3 APRIL 1997      4 APRIL 1996
                                                        FULL              FULL
                                                   POTENTIAL         POTENTIAL
                                                   LIABILITY         LIABILITY
                                                  (IR POUND)        (IR POUND)
     DEFERRED TAXATION:

     GROUP:

     Tax impact of timing differences:
     Capital Allowances/Depreciation               2,146,000         2,058,000
                                                   =========         =========
     COMPANY:

     Tax impact of timing differences:
     Capital Allowances/Depreciation               1,720,000         1,650,000
                                                   =========         =========

17.  CALLED UP SHARE CAPITAL
                                                3 APRIL 1997      4 APRIL 1996
                                                  (IR POUND)        (IR POUND)

     AUTHORISED:
     1,085,000 Ordinary Shares of
       (IR Pound) 1 each                           1,085,000         1,085,000
                                                   =========         =========

     ALLOTTED, CALLED UP AND FULLY PAID:
     86,980 Ordinary Shares of
       (IR Pound) 1 each                              86,980            86,980
                                                   =========         =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


18.  CAPITAL RESERVES

                                  SHARE             CAPITAL
                                PREMIUM          REDEMPTION
                                ACCOUNT        RESERVE FUND              TOTAL
                             (IR POUND)          (IR POUND)         (IR POUND)

     At 3 April 1997          7,124,448             263,333          7,387,781
                              =========             =======          =========

     At 4 April 1996          7,124,448             263,333          7,387,781
                              =========             =======          =========

19A. RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH FLOWS

                                                 3 APRIL 1997     4 APRIL 1996
                                                   (IR POUND)       (IR POUND)

     Operating Profit                               4,690,628        3,919,432
     Depreciation Charges                           5,096,042        4,200,474
     (Profit) / Loss on Sale of Tangible
        Fixed Assets                                 (145,387)           2,862
     (Increase) in Stocks                            (254,878)      (1,251,679)
     (Increase) in Debtors                           (233,064)         (24,879)
     Increase in Creditors                          1,017,838        3,128,894
                                                   ----------        ---------
                                                   10,171,179        9,975,104
                                                   ==========        =========

19B. RETURN ON INVESTMENTS AND SERVICING OF FINANCE

                                                 3 APRIL 1997     4 APRIL 1996
                                                   (IR POUND)       (IR POUND)

     Interest Received                                600,055          706,853
     Interest Paid                                   (122,624)        (111,798)
                                                   ----------        ---------
     NET CASH OUTFLOW FOR RETURNS ON
      INVESTMENTS AND SERVICING OF FINANCE            477,431          595,055
                                                   ==========        =========

19C. CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT

                                                 3 APRIL 1997     4 APRIL 1996
                                                   (IR POUND)       (IR POUND)

     Purchases of Fixed Assets                    (11,172,235)      (7,428,845)
     Proceeds from Disposals of Fixed Assets          168,618           73,012
                                                   ----------        ---------
                                                  (11,003,617)      (7,355,833)
                                                   ==========        =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


19D. MANAGEMENT OF LIQUID RESOURCES

                                             3 APRIL 1997         4 APRIL 1996
                                               (IR POUND)           (IR POUND)

     Decrease / (Increase) in Term
       Deposits with Banks                        158,816             (806,604)
                                                  -------              -------
                                                  158,816             (806,604)
                                                  =======              =======

20.  ANALYSIS OF THE CHANGES IN NET FUNDS

                                             AT                              AT
                                    4 APRIL 1996     CASH FLOWS    3 APRIL 1997
                                      (IR POUND)     (IR POUND)      (IR POUND)

     Cash at Bank and in Hand            (46,597)      (724,821)       (771,418)

     Term Deposits                    12,468,145       (158,816)     12,309,329
                                      ----------        -------      ----------
                                      12,421,548       (883,637)     11,537,911
                                      ==========        =======      ==========

21.  COMMITMENTS

     FUTURE CAPITAL EXPENDITURE NOT PROVIDED FOR:

                                              3 APRIL 1997        4 APRIL 1996
                                                (IR POUND)          (IR POUND)
     GROUP

     Contracted for                                810,000           1,437,300
     Authorised but not Contracted for           2,950,000           4,600,000
                                                 ---------           ---------
                                                 3,760,000           6,037,300
                                                 =========           =========
     COMPANY

     Contracted for                                796,500           1,414,000
     Authorised but not Contracted for           2,950,000           4,600,000
                                                 ---------           ---------
                                                 3,746,500           6,014,000
                                                 =========           =========

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


21.  COMMITMENTS (CONTINUED)

     OPERATING LEASE COMMITMENTS

     The group has commitments under operating leases to make payments totalling (IR Pound) 314,500 for the next year (company - (IR Pound) 270,500) (1996: group - (IR Pound) 262,900, company - (IR Pound) 220,500) as follows:

                                                    LAND AND BUILDINGS
                                                   GROUP          COMPANY
                                                (IR POUND)      (IR POUND)
     Expiring:
               Within one year                         -                -
               Between two and five years              -                -
               More than five years              314,500          270,500
                                                 -------          -------
                                                 314,500          270,500
                                                 =======          =======

     The rentals payable under leases in respect of land and buildings are subject to renegotiation at various intervals specified in the leases.


22.  STATEMENT OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                         3 APRIL 1997        4 APRIL 1996
                                           (IR POUND)          (IR POUND)

     Profit for financial year              3,304,613           2,770,490
     Opening shareholders' funds           24,859,500          22,089,010
                                           ----------          ----------
     CLOSING SHAREHOLDERS' FUNDS           28,164,113          24,859,500
                                           ==========          ==========

23.  CONTINGENT LIABILITIES

     (i) The company has given irrevocable guarantees in respect of the liabilities, referred to in Section 5 (c) of the Companies (Amendment) Act 1986, of Cablelink Galway Limited, Cablelink Waterford Limited, Cablelink Construction Limited and Dublin Cablesystems Limited. In the opinion of the directors, no losses are likely to arise in respect of this contingency.

     (ii) In the past, the company has been required to place certain of its cables underground. No provision has been made in the financial statements for costs which may be incurred in doing similar work in the future. The amount of such costs cannot be estimated with any reasonable accuracy but are not currently expected to be significant.

                       CABLELINK LIMITED AND SUBSIDIARIES

                        NOTES TO THE FINANCIAL STATEMENTS
                             YEAR ENDED 3 APRIL 1997


24.  RELATED PARTY TRANSACTIONS

     (i) Included in cash and bank balances at the year end is (IR Pound) 2,512,478 which is held on deposit with Irish Telecommunications Investments plc ("ITI"). Interest earned on deposits with ITI during the year amounted to (IR Pound) 159k.

     (ii) During the year, the following related party transactions were undertaken with Telecom Eireann:-

                      Purchase of Fixed Assets           (IR Pound) 1,377k
                      Duct Rental                        (IR Pound) 268k
                      Accommodation                      (IR Pound) 142k
                      Telephone Charges                  (IR Pound) 145k
                      Other                              (IR Pound) 52k

     (iii)During the year, the following related party transactions were undertaken with RTE:

                      Secondment of Personnel            (IR Pound) 88k

     (iv) During the year, the following related party transactions were undertaken with Eircell:

                      Telephone Charges                  (IR Pound) 96k

25.  ULTIMATE PARENT COMPANY

     Bord Telecom Eireann, a company incorporated in the Republic of Ireland, is the ultimate parent company. The group in which the results of the company are consolidated is that headed by Bord Telecom Eireann. Copies of the group financial statements of Bord Telecom Eireann are available at 114 St. Stephen's Green West, Dublin 2.

26.  GROUP COMPANIES

        NAME                                        % OWNED            PRINCIPAL ACTIVITY
        Cablelink Limited                                              Cable and MDS Television Systems

        SUBSIDIARIES:
        Cablelink Waterford Limited                   100%             Cable and MDS Television Systems
        Cablelink Galway Limited                      100%             Cable and MDS Television Systems
        Dublin Cablesystems Limited                   100%             Non-trading
        Cablelink Construction Limited                100%             Non-trading

     (A) All of the above companies are incorporated and operate in the Republic of Ireland.

     (B) All of the group's interest in subsidiary companies consist of ordinary share capital.

     (C) The registered office of the company and its subsidiaries is 10 Pembroke Place, Ballsbridge, Dublin 4.

                       Cablelink Limited and Subsidiaries

                        Notes to the Financial Statements
                             Year Ended 3 April 1997


27.  SECTION 17 GUARANTEE

     Each of the Subsidiary companies listed in note 26 and consolidated into these financial statements have availed of the exemption from filing their individual financial statements set out in Section 17 of the Companies (Amendment) Act, 1986.

28.  PENSION

     The group operates a contributory defined benefit pension scheme covering all of its permanent employees. The scheme's funds are administered by trustees and are held separately from those of the group.

     The total pension cost for the group was (IR Pound) 79,411 (1996: (IR Pound) 95,468). The pension cost is assessed in accordance with the advice of an independent qualified actuary using the aggregate method at triennial intervals. The latest actuarial valuation of the scheme was at 1 August 1995. The primary financial assumption underlying the actuarial valuation was that the scheme's investments will earn a real rate of investment return, over and above salary inflation and pension increases, of 1.5% per annum. The actuarial report is not available for public inspection.

     At the date of the latest actuarial valuation, the market value of the assets of the scheme was (IR Pound) 2,227,214 and the actuarial value of the assets was sufficient to cover 129% of the benefits which had accrued to members, after allowing for expected future increases in earnings.

     Contributions to an external pension scheme on behalf of seconded personnel were (IR Pound) 108,154 (1996: (IR Pound) 107,011).

29.  COMPARATIVE FIGURES

     Certain comparative figures have been restated to ensure consistency with current year presentation.

30.  APPROVAL OF FINANCIAL STATEMENTS

     The directors approved the financial statements on 7 May 1997.




                            Auditors' Report page 52.

                       NTL (TRIANGLE) LLC AND SUBSIDIARIES
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


On November 23, 1999, NTL (Triangle) LLC (formerly NTL (Bermuda) LLC) (the "Company") sold its 50% interest in Cable London PLC ("Cable London") for (UK Pound) 428,018,000 in cash to Telewest Communications plc. The price was established pursuant to the provisions of an agreement between the parties. On December 13, 1999, the Company acquired the entire issued and outstanding participations of Canarias Target S.L. ("Canarias") from its parent, NTL Communications Corp. ("NTL") for a cash payment equal to the UK pounds sterling equivalent of 535,180,000 Irish punts. Canarias is the parent entity of Cablelink Limited ("Cablelink"), Ireland's largest cable television provider, which was acquired by Canarias on July 9, 1999 for 535,180,000 Irish punts.

The unaudited pro forma financial statements presented are based on the historical financial statements of the Company and Cablelink. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 gives effect to the sale of Cable London and the acquisition of Cablelink as if these transactions had been consummated on January 1, 1998. In addition, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 gives effect to the sale by the Company in October 1998 of its 27.5% interest in Birmingham Cable Corporation Limited ("Birmingham") as if the sale occurred on January 1, 1998. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1998 gives effect to the sale of Cable London and the acquisition of Cablelink as if these transactions had been consummated on that date.

The unaudited pro forma statement of operations reflects the translation of all Irish punts denominated amounts at the average rate for the year ended March 31, 1999 of (IR Pound) 1.00 = (UK Pound) 0.86841. The unaudited pro forma condensed consolidated balance sheet reflects the translation of all Irish punts denominated amounts at the March 31, 1999 rate of (IR Pound) 1.00 = (UK Pound) 0.8462.

The acquisition of Cablelink by the Company from NTL has been accounted for at NTL's historical cost in a manner consistent with a transfer of entities under common control which is similar to that used in a "pooling of interests." NTL accounted for its acquisition of Cablelink using the purchase method of accounting. Accordingly, the assets acquired and the liabilities assumed were recorded at their estimated fair values. The Company is unaware of events other than those disclosed in the unaudited pro forma adjustments that would require a material change to the preliminary purchase price allocation. However, a final determination of necessary purchase accounting adjustments will be made upon the completion of a study to determine the fair value of certain Cablelink assets and liabilities, including intangible assets. The actual financial position and results of operations may differ, perhaps significantly, from the unaudited pro forma amounts as a result of the final purchase accounting adjustments.

The pro forma adjustments are based upon available information and assumptions that the Company believes were reasonable at the time made. The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's financial position or results of operations had the sale of Cable London or the acquisition of Cablelink occurred on the dates indicated, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The accompanying unaudited condensed consolidated pro forma financial statements should be read in conjunction with the historical financial statements of the Company and Cablelink.

                      NTL (TRIANGLE) LLC AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1998
                              (IN (UK POUND)000'S)

                                               NTL TRIANGLE           CABLELINK
                                               (HISTORICAL)        (HISTORICAL)(1)         ADJUSTMENTS                PRO FORMA
ASSETS
Current assets
   Cash and cash equivalents               (UK Pound) 103,451    (UK Pound)   (117)    (UK Pound) (24,851)(F)     (UK Pound)  78,483
   Other current assets                                11,007                2,704                                            13,711
                                           -----------------------------------------------------------------------------------------
      Total current assets                            111,458                2,588                (24,851)                    92,195

Investments in affiliates                              28,080                                     (28,080)(A)                      -
Property and equipment, net                           321,822               36,859                                           358,681
Goodwill                                                                                          453,150 (B)                453,150
Deferred charges, net                                  42,776                                                                 42,776
Other assets                                            5,188                                           -                      5,188
                                           -----------------------------------------------------------------------------------------
                                           (UK Pound) 512,324    (UK Pound) 39,446     (UK Pound) 400,219         (UK Pound) 951,989
                                           =========================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
   Current portion of long-term debt       (UK Pound)   1,966                    -                                (UK Pound)   1,966
   Other current liabilities                           37,472               15,539                                            53,011
                                           -----------------------------------------------------------------------------------------
      Total current liabilities

Long-term debt                                        259,104                                                                259,104
Deferred tax                                                                 2,291                                             2,291

Shareholder's equity
   Acquired company equity                                                  21,617                (21,617)(B)                      -
   Common stock                                             8                                                                      8
   Additional capital                                 359,049                                      21,898 (B)                380,947
   Accumulated deficit                               (145,275)                                    399,938 (A)                254,663
                                           -----------------------------------------------------------------------------------------
      Total shareholders' equity                      213,782               21,617                400,219                    635,618
                                           -----------------------------------------------------------------------------------------
                                           (UK Pound) 512,324    (UK Pound) 39,446     (UK Pound) 400,219         (UK Pound) 951,989
                                           =========================================================================================

(1) As of March 31, 1999

                      NTL (TRIANGLE) LLC AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                              (IN (UK POUND) 000'S)



                                               NTL TRIANGLE          CABLELINK
                                               (HISTORICAL)       (HISTORICAL)(1)         ADJUSTMENTS                PRO FORMA
REVENUES                                   (UK Pound) 78,587     (UK Pound) 35,169    (UK Pound)    (938)(C)     (UK Pound) 112,818

COSTS AND EXPENSES
Operating                                             25,598                13,238                                           38,836
Selling, general, and administrative                  34,971                12,008                                           46,979
Management fees                                        2,400                     -                                            2,400
Depreciation and amortization                         31,185                 5,923                45,315 (D)                 82,423
                                           ----------------------------------------------------------------------------------------
                                                      94,154                31,169                45,315                    170,638
                                           ----------------------------------------------------------------------------------------
OPERATING LOSS                                       (15,567)                4,000               (46,253)                   (57,820)

OTHER INCOME (EXPENSE)
Interest expense                                     (34,898)                    -                 6,714 (E)                (28,184)
Investment income                                      9,054                   473                (1,243)(F)                  8,284
Equity in net losses of affiliates                   (19,696)                    -                19,696 (G)                      -
Gain on sale of investments                          110,497                     -               391,228 (H)                501,725
Exchange losses (gains) and other                     (6,185)                   89                                           (6,096)
                                           ----------------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND
EXTRAORDINARY ITEM                                    43,205                 4,562               370,142                    417,909
Income taxes                                               -                (1,094)                    -                     (1,094)
                                           ----------------------------------------------------------------------------------------
INCOME BEFORE EXTRAORDINARY ITEM           (UK Pound) 43,205     (UK Pound)  3,468    (UK Pound) 370,142         (UK Pound) 416,815
                                           =========================================================================================

(1) For the year ended March 31, 1999

                       NTL (TRIANGLE) LLC AND SUBSIDIARIES

                         UNAUDITED PRO FORMA ADJUSTMENTS
                              (IN (UK POUND) 000'S)

Pro Forma Condensed Consolidated Balance Sheet

A.   Sale of Cable London

         Cash received                                      (UK Pound) 428,018
         Investment in Cable London                                     28,080
                                                            ------------------
         Gain on sale                                       (UK Pound) 399,938
                                                            ==================

Since the Company is a pass-through entity for U.S. income tax purposes and is not subject to U.S. income tax, there is no income tax provision included in the pro forma adjustment.

B.   Purchase of Cablelink

         Cash paid ((IR Pound) 535,180
           at March 31, 1999 exchange rate)                  (UK Pound) 452,869
         Cablelink equity at March 31, 1999                              21,617
                                                             ------------------
                                                                        431,252
         NTL additional investment in the Company                        21,898
                                                             ------------------
         NTL historical goodwill                             (UK Pound) 453,150
                                                             ==================

Pro Forma Condensed Consolidated Statement of Operations

C.   Reversal of consulting revenue received prior to the respective sales

         Birmingham                                              (UK Pound) 531
         Cable London                                                       407
                                                                 --------------
                                                                 (UK Pound) 938
                                                                 ==============

D.   Amortization of goodwill from Cablelink acquisition

         NTL historical goodwill                             (UK Pound) 453,150
         Assumed amortization period                                         10
                                                             ------------------
                                                             (UK Pound)  45,315
                                                             ==================

The intangible assets arising from NTL's acquisition of Cablelink may include customer lists, license acquisition costs and goodwill. The amount of each individual intangible is not currently determinable. The amounts of each intangible will be determined based on appraisals and other analyses. The amortization period may vary, although it is assumed in Pro Forma Adjustment D, that 10 years is a representative blended amortization period.

E. Repayment of the Company's credit facility of (UK Pound) 100 million using a portion of the (UK Pound) 130 million proceeds from the sale of Birmingham

         Historical interest expense on the credit facility    (UK Pound) 6,714
                                                               ================

F.   Interest income reduction to reflect the use of cash to acquire Cablelink

         Cash paid to acquire Cablelink                      (UK Pound) 452,869
         Cash received from the sale of Cable London                    428,018
                                                             ------------------
                                                                         24,851
         Estimated interest rate on the Company's short
           term investments                                                  5%
                                                             ------------------
                                                             (UK Pound)   1,243
                                                             ==================

G.   Equity in net losses of affiliates prior to the respective sales

         Birmingham                                           (UK Pound)  7,841
         Cable London                                                    11,855
                                                              -----------------
                                                              (UK Pound) 19,696
                                                              =================

H.   Gain on sale of Cable London

         Cash received                                       (UK Pound) 428,018
         Investment in Cable London at January 1, 1998                   36,790
                                                             ------------------
                                                             (UK Pound) 391,228
                                                             ==================

Since the Company is a pass-through entity for U.S. income tax purposes and is not subject to U.S. income tax, there is no income tax provision included in the pro forma adjustment.